[GRAPHIC]

AIM GLOBAL

INCOME FUNDS

FORMERLY GT GLOBAL
      INCOME FUNDS



SEMIANNUAL REPORT

    APRIL 30, 1998


INVEST WITH DISCIPLINE

AIM GLOBAL
INCOME FUNDS

TABLE OF CONTENTS

Message from the Chairmen. . . . . . . . . . . . . . . . . . . . . . .      1

Market Overview. . . . . . . . . . . . . . . . . . . . . . . . . . . .      2

AIM Global
Government Income Fund . . . . . . . . . . . . . . . . . . . . . . . .      4

AIM Global
High Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . .      7

AIM Strategic
Income Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10

Financials. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   F-1
                                                                  Inside Back
List of Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Cover

Views of the Funds' management as described in this report are as of the date it was written. Portfolio holdings and allocations are as of April 30, 1998, unless otherwise noted. Views, portfolio holdings and allocations may have changed subsequent to these dates.

MESSAGE FROM THE CHAIRMEN

Dear Fellow Shareholder,

We are pleased to send you this semiannual report. In the time since you received your last report, there have been a few changes. Your Fund is now a part of The AIM Family of Funds-Registered Trademark- and has adopted the AIM name. Thanks to a vote of approval by GT Global shareholders, A I M Advisors, Inc. became the new investment advisor to GT Global Funds, effective
June 1, 1998.

We believe you'll enjoy many advantages as a member of The AIM Family of Funds-Registered Trademark-. You'll have access to a greater variety of investment choices and you'll benefit from AIM's commitment to excellence in shareholder service. Most of all, you'll be part of an expanded fund family that is one of the largest and most respected in the industry.

Though the funds are wearing a new name, your investments will continue to seek their stated objectives and receive expert, professional management. In the report that follows you'll find commentary from managers you know, with the depth of coverage you've come to expect.

If you have any questions about your account, you can continue to call 800-223-2138 for information, service and transactions. Fund and account information can also be found on the GT Global Website (www.gtglobal.com). These sources will be available to you until September 1998. At that time, GT Global accounts will be fully integrated into The AIM Family of Funds-Registered Trademark-, and you will have received additional information from AIM.

Thank you for your past support of GT Global Funds. AIM is looking forward to continuing a satisfying relationship with you and helping you reach your financial goals.

Sincerely,


/s/ William J. Guilfoyle                     /s/ Charles T. Bauer
William J. Guilfoyle                             Charles T. Bauer
Chairman of the Board and President,             Chairman,
GT Global Funds                                  The AIM Family of
                                                 Funds-Registered Trademark-

MARKET OVERVIEW

FUND MANAGEMENT

CHENG-HOCK LAU - Chief Investment Officer, Global Fixed Income. Prior to 1995, Mr. Lau spent a total of 13 years with Fiduciary Trust, Bankers Trust and Glaxo Enterprises as a fund manager for Global Fixed Income. He received his B.B.A. from the University of Oregon.

DAVID HUGHES - Head of Global Fixed Income, North America, and a senior portfolio manager responsible for global/international fixed income and foreign currency management for the Fixed Income Group. David earned a B.A. in Economics (with honors) and Policy and Management Studies with concentrations in International Studies from Dickinson College in 1991.

CRAIG MUNRO - Head of Emerging Market Debt and a portfolio manager in the Global Fixed Income Group. Craig earned his B.S. in Finance and Economics in 1985 and his M.B.A. in Finance in 1989, both from Fordham University. He is a Chartered Financial Analyst.

In this report, Mr. Lau, Mr. Hughes and Mr. Munro discuss their views and expectations for global fixed income markets.

ESTABLISHED MARKETS

In general terms, bond performance in established markets has been relatively flat over the past few months. However, despite being soundly outshone by the stock market, bond performance seems to have been satisfactory for investors. Two reasons may explain this: first, fears of worldwide inflation are not the issue they once were; and, second, many investors harbor feelings of elemental caution about the prolonged, white-hot equity market.

At the end of the first quarter of 1998, yields for 30-year U.S. Treasuries were up only slightly from last year's end of the fourth quarter. First-quarter 1998 yield on shorter-term U.S. Treasuries were down slightly. In mid-January, U.S. Treasury yields fell to their lowest point in the last 20 years, under the shadow of Asia's economic crisis. As the quarter wore on, however, the strength of the U.S. economy overcame these negative effects.

The bond market in Europe was only slightly more favorable than the U.S. market. Performance was generally flat throughout the first quarter, due to the Asian situation, and was suppressed by continued low inflation in the region. Yields fell sharply in many countries because of enthusiasm about interest rate convergence, as major European countries move toward monetary union next year. Performance improved in the second quarter on the back of realization that events in Asia weren't as dire as first feared.

The first-quarter drop in yields further fueled the longest bull market in history and continued the trend of retail equity investment in Europe. Europe's growth cycle seems to be undergoing a shift from export-driven economic activity to domestic demand momentum, particularly in many smaller European markets.

Growth of derivatives markets has also slowed, reflecting the decline in volatility in European interest rates and currencies. Again, this comes in anticipation of Economic and Monetary Union (EMU). In general, European financial markets have enjoyed buoyant conditions.

In Japan, authorities may have begun to realize the importance of opening up capital markets. In spite of the country's economic malaise, we are seeing faint signals of change. For example, we believe the increase in corporate bond issuance last year may suggest a positive trend.

EMERGING MARKETS

The Asian financial crisis has cast a pall over most emerging bond markets. As expected, established economies were able to weather the Asian crisis with aplomb. How emerging markets will fare going forward remains to be seen. Relatively low global inflation and falling bond yields in established markets have suppressed investors' exuberance for emerging market debt. Investors apparently remember the apex of the Asian crisis last year, when emerging markets yield spreads more than doubled relative to U.S. Treasuries.

Fear also exists that the current deflation in Asia could spread throughout the global economy. As stated earlier, we believe these fears are unfounded. However, if established markets become inundated with cheap Asian goods, corporate pricing power and profits could possibly be undermined. We believe this scenario has bearish implications for global equity markets. Conversely, the impact on bonds could be favorable.

Latin America is suffering lingering effects of the Asian meltdown. Lower commodity prices and increased export competition are resulting in deteriorating trade accounts for most Latin countries and make exchange rates more difficult to control.

Looking ahead, the trend of Asia's exports could be a good indicator of whether the region is on a path to recovery. In a global context, we would expect even slight deflation to favor bonds over stocks.


PERFORMANCE OF WORLD GOVERNMENT BOND MARKETS
FOR THE TEN YEAR PERIOD ENDING APRIL 30, 1998

Italy                          28024
Australia                      27973
UK                             25579
Spain                          25356
France                         24541
Canada                         24213
Belgium                        23123
U.S.                           22951
Netherlands                    20018
Germany                        19207
Japan                          17747

$10,000 INITIAL INVESTMENT ON APRIL 30, 1988.

Performance of government bond markets since April, 1988. These indices are unmanaged and not available for direct investment. Past performance is no indication of future results.

Source:  J.P. Morgan Indices as provided by Datastream, April 1988


WORLD GOVERNMENT BOND MARKET CAPITALIZATION

U.S.                 39%
Non-U.S.             61%

$5.3 Trillion

Source: J.P. Morgan, Inc. Market capitalization as represented by the J.P. Morgan Global Government Bond Index, April 30, 1998.

[GRAPHIC]

INVESTMENT OBJECTIVE

The Fund primarily seeks a high level of current income. The Fund's secondary objectives are capital appreciation and protection of principal through active management of maturity structure and currency exposure. It invests primarily in high-quality U.S. and foreign government securities.

AIM GLOBAL GOVERNMENT INCOME FUND
(FORMERLY GT GLOBAL GOVERNMENT INCOME FUND)

PERFORMANCE SUMMARY


               - AIM Global Government Income      + J.P. Morgan Global
                      Fund Class A Shares           Gov't Bond Index


3/29/88                       9525                      10000
                              9525                      10022
                              9442                       9975
                              9299                       9868
                              9290                       9780
                              9256                       9704
                              9231                       9635
                              9379                       9875
                              9589                      10264
                              9721                      10353
                              9632                      10292
                              9722                      10190
                              9413                      10173
                              9468                      10087
                              9635                      10254
                              9664                      10143
                              9957                      10374
                             10350                      10787
                             10090                      10468
                             10168                      10633
                             10345                      10770
                             10424                      10866
                             10704                      10992
                             10543                      10829
                             10421                      10712
                             10400                      10646
                             10400                      10605
                             10610                      10944
                             10886                      11142
                             11283                      11470
                             11206                      11381
                             11206                      11487
                             11579                      11942
                             11655                      12151
                             11644                      12286
                             11904                      12565
                             11937                      12575
                             11868                      12182
                             11996                      12329
                             12090                      12340
                             11877                      12176
                             11913                      12433
                             12106                      12691
                             12519                      13155
                             12667                      13284
                             12667                      13501
                             13235                      14183
                             13045                      13905
                             13161                      13864
                             13007                      13737
                             13098                      13851
                             13267                      14244
                             13320                      14633
                             13613                      14955
                             13733                      15353
                             13357                      15338
                             13465                      14955
                             13313                      14690
                             13493                      14829
                             13715                      15080
                             14358                      15323
                             14414                      15558
                             14399                      15842
                             14627                      15943
                             15246                      15955
                             15536                      15962
                             16236                      16435
9/30/93                      16119                      16608
                             16413                      16600
                             16325                      16479
                             16936                      16647
                             17084                      16804
                             15915                      16620
                             15453                      16543
                             15221                      16531
                             14818                      16394
                             14837                      16589
                             14887                      16744
                             14699                      16701
                             14734                      16785
                             14958                      17036
                             14906                      16821
                             14573                      16860
                             14732                      17201
                             15086                      17644
                             15478                      18542
                             15852                      18838
                             16208                      19364
                             16131                      19484
                             16145                      19577
                             15849                      19033
                             16120                      19461
                             16337                      19651
                             16593                      19871
                             16851                      20117
                             16864                      19910
                             16497                      19794
                             16454                      19764
                             16430                      19691
                             16386                      19711
                             16557                      19883
                             16768                      20249
                             16822                      20333
                             17075                      20445
                             17499                      20851
                             17905                      21148
                             17871                      21001
                             17613                      20476
                             17557                      20334
                             17399                      20180
                             17301                      20066
                             17554                      20540
                             17828                      20773
                             17917                      20697
                             17776                      20671
                             18266                      21130
                             18335                      21578
                             18383                      21319
                             18473                      21296
                             18564                      21509
                             18677                      21669
                             18856                      21506
4/30/98                      19078                      21837

The chart above shows the performance of the AIM Global Government Income Fund Class A shares since inception, versus the J.P. Morgan Global Government Bond Index. This represents a cumulative return of 90.78% and an average annual total return of 6.61%. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on October 22, 1992, would have been valued at $13,536. This figure reflects all Fund expenses, the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) and assumes complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $11,919 on April 30, 1998.

AVERAGE ANNUAL TOTAL RETURNS%(1)
APRIL 30, 1998


                                 WITHOUT SALES CHARGE(2)                                        WITH SALES CHARGE

SHARE  CLASS       1-YEAR         5-YEAR         10-YEAR     LIFE OF FUND      1-YEAR         5-YEAR         10-YEAR   LIFE OF FUND
CLASS A(3)          10.27           5.79           7.29           7.13           5.02           4.77           6.76         6.61
CLASS B(3)           9.59           5.11            N/A           5.76           4.59           4.83            N/A         5.64
ADVISOR CLASS(4)    11.17            N/A            N/A           6.21            N/A            N/A            N/A          N/A

HISTORICAL PERFORMANCE%(2)
ANNUAL TOTAL RETURNS (PER CALENDAR YEAR)

                 1988       1989        1990        1991         1992      1993        1994        1995         1996        1997
CLASS A         1.12(3)    11.14        8.77       13.67        1.94       25.52      -13.95       15.63        6.05        3.37
CLASS B          N/A         N/A         N/A         N/A       -1.04(3)    24.70      -14.44       14.56        5.50        2.72

(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge or the contingent deferred sales charge for Class A and Class B shares, respectively, which, if included, would have reduced the performance quoted.

(3) The Fund began operations on March 29, 1988; Class B shares commenced on October 22, 1992.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's Distributor. Please see the the Fund's prospectus for more complete information.

     The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     From time to time, the Fund's investment adviser may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.

INTERVIEW WITH CHIEF INVESTMENT OFFICER,
GLOBAL FIXED INCOME, HOCK LAU

Q HOW DID THE FUND PERFORM?

A The Fund outperformed its benchmark, (the J.P. Morgan Global Government Bond Index(5)) over the six months ending April 30, 1998. Total return for Class A shares was 4.05% (-0.88% including the maximum 4.75% sales charge) and 3.85% (-1.15% including the maximum 5% contingent deferred sales charge) for Class B shares. During the same period, total return for the J.P. Morgan Global Government Bond Index was 1.20%.

Q HOW WAS THE FUND POSITIONED?

A The Fund maintained overweighted bond positions in the European bloc and an underweighted position in Japan during this review period. Additionally, we favored the dollar bloc Australian market as austere fiscal policies led to low inflation. While we were underweight in the United States during the review period, strong economic growth, a rising dollar, prospects for fiscal balance, and the lowest inflation in over a decade provided a favorable backdrop for bonds.

In Europe, convergence toward German yield levels in the run-up to Economic and Monetary Union (EMU) finally came to an end in the beginning of this year. Most of the former high yielders are now only 0.30% above the German standard. We favored the bonds of Italy as their hard work to meet Maastricht criteria resulted in the lowest rates of inflation in over 30 years. Even though the UK has opted out of EMU membership for the time being, excellent economic fundamentals, coupled with a strong currency, provided good market returns.

The Fund also had positions in investment grade securities in Mexico, South Africa, Tunisia and Uruguay.

Q HOW DID FUND HOLDINGS PERFORM?

A Worldwide decline in inflation allowed interest rates in the three major economies -- Germany, Japan, and the United States -- to trend lower. Steady to lower interest rates in these countries allowed other global interest rates to converge. Disappointingly, our German and U.S. holdings were outperformed by the benchmark index.

Australian bonds converged and actually traded through the United States, producing 10-year bond yields lower than comparable U.S. bond yields for the first time since December 1984. European high-yielding bonds were all able to outperform as they converged to German yield levels.

Our holdings of South African bonds provided a favorable return as expectations for declining inflation were met. Inflation, at 5.4% on a year over year basis, was at its lowest level in over three decades. A stable Mexican peso allowed the Fund to capture higher yielding Mexican treasury bills.

Q WHAT EVENTS DOMINATED GLOBAL DEBT MARKETS?

A What had started out in the summer of 1997 as a few isolated devaluations in Southeast Asia quickly turned into an economic crisis that engulfed the whole region. As their currencies devalued, economic growth collapsed, sending many economies into their first recession in several decades.

As the region's domestic demand collapsed, their need for raw materials also crumpled. Crude oil and the Commodities Research Bureau (CRB) Index fell to their lowest levels since the end of 1993. The fall in commodity prices and the supply of excess labor contributed to deflationary

(5) The J.P. Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER Continued

trends that allowed dollar bloc and European bonds to rally even though their respective economies had been growing.

Q WHAT ARE YOUR EXPECTATIONS FOR THE REST OF THE YEAR?

A The United States economy has continued to grow strongly despite being in its seventh year of expansion. There had been talk that the Federal Reserve would have to raise interest rates to cool consumer demand, which is two-thirds of GDP and is increasing at its hottest pace in six years. However, even though U.S. factories are at full capacity and unemployment, at 4.3%, is at a 28-year low, we believe the excess manufacturing capacity in Asia should be able to meet U.S. demand and keep its economy from overheating.

Global inflation should continue to trend lower as there is still a lot of excess capacity left in global manufacturing. Stronger growth in the U.S. and Europe need not be inflationary if, as has been the case, fiscal spending is restrained.

GEOGRAPHIC ALLOCATION OF NET ASSETS %
Uruguay                              1.3
Spain                                1.8
Australia                            1.9
Tunisia                              2.0
Canada                               2.4
Sweden                               3.6
Mexico                               4.7
Italy                                8.4
Germany                             10.1
Denmark                             10.7
South Africa                        13.2
UK                                  17.2
United States & Other               22.7

Allocations may change based on current market conditions.

[Graphic]

INVESTMENT OBJECTIVE AND CURRENT STRATEGY

The Fund primarily seeks high current income and, secondarily, capital appreciation. It invests primarily in debt securities from emerging markets around the world where we perceive value through improving fundamentals.


AIM GLOBAL HIGH INCOME FUND

(FORMERLY GT GLOBAL HIGH INCOME FUND)
PERFORMANCE SUMMARY



    - AIM Global High Income   + J.P. Morgan EMBI
        Fund Class A Shares      (Brady) Index

10/22/92       9525             10000
               9525             10105
               9508              9970
               9684             10209
               9743             10316
               9991             10451
              10645             10996
              10887             11217
              11283             11598
              11747             12003
              12290             12504
              12596             12755
              12723             12922
              13681             14011
              13848             13871
              14678             14718
              14895             14758
              13615             13530
              11578             11982
              11413             11988
              12236             12815
              11722             11783
              11930             12073
              12640             12936
              12952             13063
              12799             12693
              12840             12822
              11854             11968
              11315             11554
              10948             10952
              10604             10643
              11489             11785
              12370             12824
              12577             13073
              12509             13082
              12828             13391
              13205             13852
              13159             13710
              13512             14190
2/31/95       14248             15265
              15474             16609
              14594             15442
              14755             15838
              15283             16635
              15708             16842
              16019             17308
              16342             17440
              16946             18006
              18066             19131
              18297             19180
              19260             20254
              19487             20480
              20094             21220
              20512             21601
              19586             20758
              20170             21462
              20988             22325
              21692             22844
              22484             23945
              22378             23709
              23083             24503
              20943             21866
              20359             23437
              21804             23788
              21622             23652
              22326             24429
              22894             25035
4/30/98       22981             24988

The chart above shows the performance of the AIM Global High Income Fund Class A shares since inception, versus the J.P. Morgan EMBI (Brady) Index. This represents a cumulative return of 129.81% and an average annual total return of 16.27% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on October 22, 1992 would have been valued at $23,130. This figure reflects all Fund expenses, the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) and assumes complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $18,529 on April 30, 1998.

AVERAGE ANNUAL TOTAL RETURNS % (1)
APRIL 30, 1998



                         WITHOUT SALES CHARGE(2)                     WITH SALES CHARGE
SHARE CLASS        1-Year        5-Year     LIFE OF FUND      1-Year       5-Year     LIFE OF FUND
CLASS A(3)         13.94         16.12         17.30          8.53         14.99         16.27
CLASS B(3)         13.15         15.37         16.49          8.93         15.15         16.40
ADVISOR CLASS(4)   14.15           N/A         23.56           N/A           N/A           N/A

HISTORICAL PERFORMANCE%(2)
ANNUAL TOTAL RETURNS (PER CALENDAR YEAR)

                 1992(3)          1993          1994          1995          1996          1997
CLASS A             1.67         51.57        -19.24         20.19         36.77         11.89
CLASS B             1.41         50.39        -19.61         19.27         35.86         11.20


(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge or the contingent deferred sales charge for Class A and Class B shares, respectively, which, if included, would have reduced the performance quoted.

(3)  The Fund began operations on October 22, 1992.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's Distributor. Please see the Fund's prospectus for more complete information.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

From time to time, the Fund's investment adviser may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.

INTERVIEW WITH HEAD OF GLOBAL EMERGING MARKET DEBT CRAIG MUNRO

Q HOW DID THE FUND PERFORM?

A Investor confidence in emerging markets has admittedly been weak in recent months. This is often the case following periods of intense market volatility such as that produced by the crisis in Asia. On the other hand, this period can also be viewed as a time of maximum buying opportunity.

Even though it underperformed its index over the six months ending April 30, 1998, the AIM Global High Income Fund performed reasonably well despite lingering effects in Asia. Total return for Class A shares was 9.73% (4.49% including the maximum 4.75% sales charge); total return for Class B shares was 9.37% (5.16% including the maximum 5% contingent deferred sales charge). During the same period, total return for the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+)(5) was 14.28% while the J.P. Morgan EMBI (Brady)(6) returned a total of 14.56%.

Q WHAT HOLDINGS DID WELL FOR THE FUND?

A As a region, our holdings in Latin America performed fairly well relative to other regions. Our holdings in Mexico performed relatively well and outperformed the EMBI+ benchmark by a little over 70 basis points (100 basis points equals 1%). On average, during the period we had nearly 50% of the Fund invested in Latin America. This weighting was lower than the index's average of 76% because we felt better bargains could be found outside the region.

Unfortunately, our non-Latin holdings proved to be a detriment to the Fund relative to the index. However, there were some bright spots. For example, the portfolio's Russian holdings represented nearly 16% of the portfolio for this period and outperformed the EMBI+ benchmark by nearly 300 basis points.

Q PLEASE DESCRIBE YOUR INVESTMENT STRATEGY OVER THE REVIEW PERIOD.

A We have been slowly reinvesting in the market since the Asian crisis of last fall. At the beginning of the period we were very overweighted in Mexico and South Africa as defensive positions. The Fund's investments in securities from South Africa have since been sold and its Mexican holdings have been reduced to fund investments in Brazil, Argentina, Russia and Asia. The Fund, however, remains overweighted in Mexico relative to the index.

During the period, we were substantially underweight in securities from Brazil and Argentina relative to the EMBI+ Index. However, subsequently we have increased our positions, making them the Fund's largest, as we are finding their prospects increasingly attractive.

We have a number of concerns about Russia going forward, not the least of which are the poor fiscal situation and large amount of short-term foreign capital in local markets. However, the Russian government is expected to reach an agreement with the International Monetary Fund in the next few weeks, and the new government appears proactive

                                                                    CONTINUED P9

(5) The J.P. Morgan EMBI Plus is a market value-weighted average of government bonds from 13 emerging bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars. Relative to the J.P. Morgan EMBI (Brady), the EMBI Plus is more diversified both geographically and in the instruments it tracks.

(6) The J.P. Morgan EMBI (Brady) is a market-weighted average of Brady bonds from ten emerging bond markets. It includes the effects of reinvested coupons and is measured in U.S. dollars.
Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

INTERVIEW WITH PORTFOLIO MANAGER Continued

and committed to reform. While we expect the situation in Russia to remain volatile, we are positive over the next three to six months.

Q WHAT IS YOUR OUTLOOK ON MEXICO?

A We continue to favor Mexico on a fundamental basis. The Mexican government has been extremely proactive, cutting government spending in response to the fall in oil prices and extending the maturity structure of their debt. The Mexican economy is growing strongly, and we think the balance of payments looks healthy for the next three to six months.

Q DO YOU STILL CONSIDER EMERGING MARKETS ATTRACTIVE?

A We continue to find emerging market debt attractive as an asset class. As of April 30, 1998, yields are over 250 basis points in excess of U.S. high-yield bonds, an impressive difference. In addition, emerging markets have historically offered investors important diversification because of their lower correlation to other financial asset classes. However, investors should be aware that investing in emerging markets carries certain additional risks relating to political uncertainty and currency instability.

GEOGRAPHIC ALLOCATION

[Chart]

U.S. & Other               0.4%

Africa                     4.0%

Asia-Pacific              18.9%

Eastern Europe            25.4%

Latin America             51.3%


Allocations may change based on current market conditions.

[Graphic]

INVESTMENT OBJECTIVE AND CURRENT STRATEGY

The Fund primarily seeks high current income and, secondarily, capital appreciation. It invests mainly in debt securities of issuers in the U.S., developed foreign countries and emerging markets. The Fund selects debt securities from those issued by governments, their agencies and instrumentalities, central banks, commercial banks and other corporate entities.

AIM STRATEGIC INCOME FUND
(FORMERLY GT GLOBAL STRATEGIC INCOME FUND)
PERFORMANCE SUMMARY


    - AIM Strategic Income Fund      + J.P. Morgan Global
        Class A Shares                 Gov't Bond Index



3/29/88         9525                   10000
                9525                   10021
                9542                    9975
                9525                    9868
                9425                    9780
                9346                    9704
                9279                    9635
                9414                    9875
                9705                   10264
                9713                   10353
                9636                   10292
                9592                   10190
                9416                   10173
                9461                   10087
                9630                   10254
                9755                   10143
               10043                   10374
               10389                   10787
               10134                   10468
               10116                   10633
               10366                   10770
               10440                   10866
               10616                   10992
               10247                   10829
               10172                   10712
               10200                   10646
               10103                   10605
               10190                   10944
               10443                   11142
               10846                   11470
               10629                   11381
               10677                   11487
               11229                   11942
               11429                   12151
               11506                   12286
               11772                   12565
               11721                   12575
               11429                   12182
               11597                   12329
               11545                   12340
               11229                   12176
               11446                   12433
               11683                   12691
               12239                   13155
               12095                   13284
               12239                   13501
               13322                   14183
               13027                   13905
               12856                   13864
               12494                   13737
               12401                   13851
               12864                   14244
               13110                   14633
               13334                   14955
               13686                   15353
9/30/92        13572                   15338
               13440                   14955
               13237                   14690
               13490                   14829
               13666                   15080
               14210                   15323
               14735                   15558
               15096                   15842
               15435                   15943
               16127                   15955
               16694                   15962
               17293                   16435
               17427                   16608
               18410                   16600
               18357                   16479
               19419                   16647
               19589                   16804
               17588                   16620
               15893                   16543
               15603                   16531
               16129                   16394
               15880                   16589
               16034                   16744
               16280                   16701
               16483                   16785
               16489                   17036
               16292                   16821
               15370                   16860
               15017                   17201
               14986                   17644
               15020                   18542
               15743                   18838
               16424                   19364
               16424                   19484
               16423                   19577
               16439                   19033
               16830                   19461
               16993                   19651
               17408                   19871
               17991                   20117
               18743                   19910
               18036                   19794
               18187                   19764
               18579                   19691
               18784                   19711
               19078                   19883
               19408                   20249
               19827                   20333
               20548                   20445
               20901                   20851
               21648                   21148
               21775                   21001
               21972                   20476
               22116                   20334
               21460                   20180
               21717                   20066
               22362                   20540
               22842                   20773
               23328                   20697
               23216                   20671
               23894                   21130
               22866                   21578
               23056                   21319
               23286                   21296
               23384                   21509
               23752                   21669
               24083                   21506
4/30/98        24220                   21837


The chart above shows the performance of the AIM Strategic Income Fund Class A shares since inception, versus the J.P. Morgan Global Government Bond Index. This represents a cumulative return of 142.2% and an average annual total return of 9.16% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on October 22, 1992 would have been valued at $17,134. This figure reflects all Fund expenses, the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) and assumes complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1996, would have been worth $14,845 on April 30, 1998.

AVERAGE ANNUAL TOTAL RETURNS% (1)
APRIL 30, 1998


                                WITHOUT SALES CHARGE(2)                                    WITH SALES CHARGE
Share Class        1-Year        5-Year        10-Year  Life of Fund       1-Year         5-Year      10-Year  Life of Fund
Class A(3)         11.52          9.92          9.76       9.69             6.21          8.85          9.23       9.16
Class B(3)         10.68          9.22           N/A      10.36             5.68          8.94           N/A      10.25
Advisor Class(4)   11.89           N/A           N/A      14.51              N/A           N/A           N/A        N/A


HISTORICAL PERFORMANCE%(2)
ANNUAL TOTAL RETURNS (PER CALENDAR YEAR)

                1988      1989      1990      1991      1992      1993      1994      1995      1996      1997
Class A      1.16(3)     10.17      8.39     15.78      1.27     43.95    -20.85     17.06     21.03      6.94
Class B          N/A       N/A       N/A       N/A  -0.69(3)     43.07    -21.30     16.28     20.31      6.17



(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge or the contingent deferred sales charge for Class A and Class B shares, respectively, which, if included, would have reduced the performance quoted.

(3) The Fund began operations on March 29, 1988; Class B shares commenced on October 22, 1992.

(4) Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's Distributor. Please see the Fund's prospectus for more complete information.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

From time to time, the Fund's investment adviser may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change

INTERVIEW WITH HEAD OF GLOBAL FIXED INCOME, NORTH AMERICA, DAVID HUGHES

Q HOW DID THE FUND PERFORM?

A The Fund underperformed its benchmark over the last six months ending April 30, 1998. The Fund's benchmark is composed of 60% J.P. Morgan Global Government Bond Index(5) and 40% J.P. Morgan Emerging Markets Bond Index Plus (EMBI+)(6).

Total return for Class A shares was 5.92% (0.88% including the maximum 4.75% sales charge) and 5.58% (0.55% including the maximum 5% contingent deferred sales charge) for Class B shares. During the same period total return was 1.20% for the J.P. Morgan Global Government Bond Index and 14.28% for the J.P. Morgan EMBI+. The aggregate benchmark (60% J.P. Morgan Global Government Bond Index, 40% J.P. Morgan EMBI+) returned 6.52% during this period.

The slight underperformance versus the aggregate benchmark was due in part to our weightings is Asia, which were a little over 5% of the Fund's portfolio, versus only 0.61% for the benchmark. Holdings in Australia, New Zealand, Hong Kong and Malaysia all felt the brunt of the Asian meltdown.

Q WHAT HOLDINGS HAVE PERFORMED WELL FOR THE FUND?

A Holdings in Russia and Mexico were solid performers. We gave Russia a slightly heavier weighting versus the Fund's benchmark and outperformed the benchmark by nearly 300 basis points for the period ended April 30, 1998. The Fund's weighting to Mexico was similar to the benchmark, but, again outperformed the benchmark by over 300 basis points for the period. In the core section of the portfolio, holdings in the UK and Sweden were also solid. Additionally, in the last few months we have added higher yielding bonds to the portfolio, and we are pleased with the returns from this sector. We do, however, remain cautious with these types of investments due to the risks inherent in investing in these sorts of securities.

Q WHAT WAS THE FUND'S INVESTMENT STRATEGY IN ASIA OVER THE LAST SIX MONTHS?

A Although we were fairly confident that interest rates would remain stable, we were still cautious about the situation in Asia. Our South Korean Holdings performed well from December through April, returning nearly 14.50%. Otherwise, we had very little exposure to this region in the first three months of the year. However, once the initial shock died down and falling prices started to level off, we slowly bought into the region. In general, the portfolio had above average duration because of our comfort with the global interest rate environment. Nevertheless, we hedged all non-U.S. holdings in U.S. dollars.

Q HOW HAVE EUROPEAN MARKETS PERFORMED?

A European markets actually performed much better than we predicted. However, we think this level of performance may be temporary. Going forward, we believe that the U.S. and its dollar bloc cousins could outperform Europe. European markets have enjoyed a run-up, mostly in anticipation of Economic and Monetary Union
(EMU). We believe the good news about increased growth is

                                                                   CONTINUED P12

(5) The J.P. Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

(6) The J.P. Morgan EMBI Plus is a market value-weighted average of government bonds from 13 emerging bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGERS CONTINUED

tied into the euro (the new European currency scheduled to take effect January 1, 1999), and expect most European markets may just tread water or even trend down in the next few months.

Q  WHAT EVENTS DOMINATED GLOBAL DEBT MARKETS?

A The Asian market crisis is obviously first on the list. Second is the anticipation of EMU and its 11 members. This was largely responsible for a stronger U.S. dollar versus European currencies, as well as a much stronger European bond market. Lastly, the weakness of the Japanese economy and the apparent inability of policymakers to come up with a cohesive plan for the future was another significant global event. As a result, companies around the world are selling their Japanese assets and the world is faced with a newly created mountain of global liquidity.

Q  WHAT ARE YOUR EXPECTATIONS FOR THE U.S. OVER THE NEXT SIX MONTHS?

A We feel confident the U.S. economy will continue to grow, though perhaps not at the present rate. Growth could even be a little negative in terms of its absolute level. We don't fear a recession, but we don't expect the economy to continue at the torrid pace of last year and the first quarter of this year. We anticipate no problems form inflation this year despite the strength of the economy and lower unemployment. We owe this in large part to the Asian situation and increases in U.S. productivity. For the next few months, we are less certain about the dollar, relative to European currencies. However, we forecast the dollar to remain strong against the yen due to the inherent weakness of the Japanese economy.

GEOGRAPHIC ALLOCATION

[GRAPH]

Africa                          4.2%
Eastern Europe                  8.7%
Asia - Pacific                 11.2%
Latin America                  20.2%
Europe                         22.1%
U.S., Canada & Other           33.6%


Allocations may change based on current market conditions.

AIM GLOBAL
INCOME FUNDS
(FORMERLY
GT GLOBAL
INCOME FUNDS)

FINANCIAL
STATEMENTS

                          AIM GLOBAL HIGH INCOME FUND
                     (FORMERLY GT GLOBAL HIGH INCOME FUND)
                           AIM STRATEGIC INCOME FUND
                   (FORMERLY GT GLOBAL STRATEGIC INCOME FUND)

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors of AIM Investment Funds, Inc. and the Shareholders of AIM Global High Income Fund (formerly GT Global High Income Fund) and AIM Strategic Income Fund (formerly GT Global Strategic Income Fund):

We have audited the accompanying statement of assets and liabilities of AIM Global High Income Fund-Consolidated and AIM Strategic Income Fund, including the portfolios of investments, as of April 30, 1998, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of AIM Global High Income Fund-Consolidated and AIM Strategic Income Fund as of April 30, 1998, the results of their operations for the six months then ended, the changes in their net assets for the six months then ended and for the year ended October 31, 1997, and the financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JUNE 15, 1998

                                       F1

                       AIM GLOBAL GOVERNMENT INCOME FUND
                  (FORMERLY GT GLOBAL GOVERNMENT INCOME FUND)

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (74.6%)
  Australia (1.9%)
    Commonwealth of Australia, 7.5% due 9/15/09 ..........   AUD            6,100,000   $  4,517,717         1.9
  Canada (2.4%)
    Canadian Government, 8% due 6/1/27 ...................   CAD            5,920,000      5,509,240         2.4
  Denmark (4.2%)
    Kingdom of Denmark, 7% due 11/10/24 ..................   DKK           56,700,000      9,736,506         4.2
  Germany (9.2%)
    Deutschland Republic:
      6% due 1/5/06 ......................................   DEM           22,050,000     13,124,298         5.6
      6.25% due 1/4/24 ...................................   DEM            9,500,000      5,828,414         2.5
      7.5% due 11/11/04 ..................................   DEM            4,100,000      2,620,435         1.1
  Italy (8.4%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      8.5% due 1/1/04 ....................................   ITL       14,480,000,000      9,573,466         4.1
      7.25% due 11/1/26 ..................................   ITL       13,200,000,000      9,093,963         3.9
      9% due 11/1/23 .....................................   ITL        1,230,000,000      1,007,229         0.4
  South Africa (7.9%)
    Republic of South Africa, 12.5% due 1/15/02 ..........   ZAR           54,500,000     10,766,244         4.6
    Lesotho Highlands Water Authority, 12.5% due
     4/15/02 .............................................   ZAR           38,800,000      7,630,219         3.3
  Spain (1.8%)
    Spanish Government, 7.35% due 3/31/07 ................   ESP          550,000,000      4,179,545         1.8
  Sweden (3.6%)
    Swedish Government, 8% due 8/15/07 ...................   SEK           54,800,000      8,435,397         3.6
  United Kingdom (10.6%)
    United Kingdom Treasury:
      9.5% due 4/18/05 ...................................   GBP            6,730,000     13,505,017         5.8
      6.75% due 11/26/04 .................................   GBP            6,390,000     11,173,150         4.8
  United States (23.3%)
    United States Treasury:
      6.625% due 5/15/07 .................................   USD           20,800,000     22,059,981         9.5
      8% due 11/15/21 ....................................   USD           17,000,000     21,146,407         9.1
      6.125% due 11/15/27 ................................   USD            5,800,000      5,939,563         2.6
    Federal National Mortgage Association, 6.375% due
     8/15/07 .............................................   AUD            7,300,000      4,850,335         2.1
  Uruguay (1.3%)
    Republic of Uruguay, 7.875% due 7/15/27 - 144A{.} ....   USD            3,000,000      3,060,000         1.3
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $169,806,388) ...........................................                               173,757,126
                                                                                        ------------
Corporate Bonds (15.8%)
  Germany (0.9%)
    Kredit Fuer Wiederaufbau International Finance, 7.25%
     due 7/16/07 .........................................   AUD            3,100,000      2,161,887         0.9

    The accompanying notes are an integral part of the financial statements.

                                       F2

                       AIM GLOBAL GOVERNMENT INCOME FUND
                  (FORMERLY GT GLOBAL GOVERNMENT INCOME FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           April 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Corporate Bonds (Continued)
  South Africa (5.3%)
    Eskom, 11% due 6/1/08 ................................   ZAR           68,500,000   $ 12,029,725         5.2
    Development Bank of South Africa, due 12/31/27{=} ....   ZAR           39,300,000        238,211         0.1
  Tunisia (2.0%)
    Banque Centrais de Tunisie, 8.25% due 9/19/27 ........   USD            4,750,000      4,552,695         2.0
  United Kingdom (6.6%)
    SBC Jersey, 8.75% due 6/20/05 ........................   GBP            8,200,000     15,293,137         6.6
  United States (1.0%)
    Ford Motor Credit Co., 14% due 11/13/02 ..............   ZAR            8,000,000      1,608,946         0.7
    Walt Disney Co., 14% due 10/24/02 ....................   ZAR            3,300,000        666,205         0.3
                                                                                        ------------
Total Corporate Bonds (cost $36,208,675) .................                                36,550,806
                                                                                        ------------
Mortgage Backed (14.1%)
  Denmark (6.5%)
    Realkredit Bank, 7% due 10/1/29 ......................   DKK          103,408,000     15,225,198         6.5
  United States (7.6%)
    Government National Mortgage Association:
      Pool #462363, 7% due 11/15/27 ......................   USD            8,572,002      8,675,132         3.7
      Pool #780515, 9.5% due 12/15/21 ....................   USD            4,240,952      4,616,014         2.0
    Federal Home Loan Mortgage Association Pool #E62449,
     8.5% due 3/1/10 .....................................   USD            2,188,891      2,304,664         1.0
    Salomon Brothers Mortgage Securities VII Series 1997 -
     HUD1 Class AWAC, 6.0867% due 12/25/30 ...............   USD            2,158,243      2,177,127         0.9
                                                                                        ------------
Total Mortgage Backed (cost $32,531,938) .................                                32,998,135
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $238,547,001) .......                               243,306,067       104.5
                                                                                        ------------       -----

                                                                         UNDERLYING        VALUE         % OF NET
OPTIONS                                                     CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
  Deutsche Marks Put Option: .............................   USD                   --             --          --
    CURRENCY OPTIONS
    Strike 1.82, expires 5/12/98 .........................                  2,550,000          3,680          --
    Strike 1.84, expires 5/7/98 ..........................                  4,500,000            441          --
                                                                                        ------------       -----

TOTAL OPTIONS (cost $26,535) .............................                                     4,121          --
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F3

                       AIM GLOBAL GOVERNMENT INCOME FUND
                  (FORMERLY GT GLOBAL GOVERNMENT INCOME FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           April 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
SHORT-TERM INVESTMENTS                                      CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (4.7%)
  Mexico (4.7%)
    Mexican Cetes: .......................................   MXN                   --             --         4.7
      due 5/7/98 current yield 17.62% ....................                 25,000,000   $  2,941,293          --
      due 6/11/98 current yield 17.95% ...................                 22,039,910      2,547,366          --
      due 11/19/98 current yield 19.52% ..................                 23,844,450      2,533,958          --
      due 5/28/98 current yield 17.76% ...................                 20,900,000      2,433,110          --
      due 12/17/98 current yield 19.77% ..................                  4,800,000        502,362          --
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $11,178,125) ............................................                                10,958,089
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $11,178,125) ..........                                10,958,089         4.7
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $249,751,661)  * .................                               254,268,277       109.2
Other Assets and Liabilities .............................                               (21,527,345)       (9.2)
                                                                                        ------------       -----

NET ASSETS ...............................................                              $232,740,932       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {=}  Zero coupon bond.
          * For Federal income tax purposes, cost is $250,105,125 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   7,238,966
                 Unrealized depreciation:            (3,075,814)
                                                  -------------
                 Net unrealized appreciation:     $   4,163,152
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       F4

                       AIM GLOBAL GOVERNMENT INCOME FUND
                  (FORMERLY GT GLOBAL GOVERNMENT INCOME FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           April 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                 APRIL 30, 1998

                                                                                     UNREALIZED
                                           MARKET VALUE      CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO BUY:                         (U.S. DOLLARS)      PRICE        DATE    (DEPRECIATION)
----------------------------------------  --------------   ------------  --------  --------------
Australian Dollars......................      12,589,578        1.53713   8/4/98    $    33,674
Australian Dollars......................       3,786,006        1.49887   8/4/98        (86,249)
Danish Kroner...........................       5,036,480        6.76600   8/4/98        (32,172)
Deutsche Marks..........................      12,092,282        1.78974   6/4/98         36,255
Deutsche Marks..........................       5,102,183        1.78923   8/4/98         13,847
Swedish Kronor..........................       5,350,910        7.97865   8/4/98        177,804
                                          --------------                           --------------
  Total Contracts to Buy (Payable amount
   $43,814,280).........................      43,957,439                                143,159
                                          --------------                           --------------
THE VALUE OF CONTRACTS TO BUY AS
 PERCENTAGE OF NET ASSETS IS 18.89%.


CONTRACTS TO SELL:
----------------------------------------
Australian Dollars......................      18,551,692        1.45560   8/4/98        986,590
Australian Dollars......................       6,564,845        1.48227   8/4/98        224,732
Australian Dollars......................       2,127,834        1.48862   8/4/98         63,460
British Pounds..........................      11,894,754        0.59966   8/4/98        115,301
Canadian Dollars........................       5,421,805        1.42760   8/4/98         (2,921)
Danish Kroner...........................       8,517,863        6.88800   8/4/98        (97,421)
Danish Kroner...........................       2,294,095        7.00000   8/4/98        (62,524)
Danish Kroner...........................       1,962,046        6.89100   8/4/98        (23,285)
Danish Kroner...........................       1,786,842        6.66600   8/4/98        (19,924)
Deutsche Marks..........................       6,078,770        1.80780   8/4/98        (78,770)
Deutsche Marks..........................       5,051,802        1.81740   8/4/98        (91,802)
Deutsche Marks..........................       4,954,746        1.80800   8/4/98        (64,746)
Deutsche Marks..........................       4,050,720        1.80700   8/4/98        (50,720)
Deutsche Marks..........................       1,849,388        1.83600   8/4/98        (52,002)
Deutsche Marks..........................         213,134        1.81100   8/4/98         (3,134)
Italian Liras...........................       1,980,375     1800.00000   8/4/98        (35,931)
Spanish Pesetas.........................         303,227      153.32000   8/4/98         (3,201)
Swedish Kronor..........................       7,778,540        8.03548   8/4/98       (311,655)
                                          --------------                           --------------
  Total Contracts to Sell (Receivable
   amount $91,874,525)..................      91,382,478                                492,047
                                          --------------                           --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 39.26%.
  Total Open Forward Foreign Currency
   Contracts, Net.......................                                            $   635,206
                                                                                   --------------
                                                                                   --------------

----------------
See Note 1 of Notes to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                                       F5

                  AIM GLOBAL HIGH INCOME FUND -- CONSOLIDATED
             (FORMERLY GT GLOBAL HIGH INCOME FUND -- CONSOLIDATED)

                            PORTFOLIO OF INVESTMENTS

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (76.0%)
  Algeria (3.0%)
    Algeria Tranche 1 Loan Assignment, 6.625% due
     9/4/06+ .............................................   USD            9,250,000   $  7,261,250         2.1
    Algeria Tranche 3 Loan Assignment, 1.75% due
     3/4/10+ .............................................   JPY          700,000,000      3,293,402         0.9
  Argentina (12.9%)
    Republic of Argentina:
      Global Bond, 9.75% due 9/19/27 .....................   USD           26,462,000     25,515,984         7.2
      Global Bond, 11.375% due 1/30/17 ...................   USD           11,836,000     13,093,575         3.7
      Par Bond Series L, 5.75% (6% at 4/99) due
       3/31/23++ .........................................   USD            5,100,000      3,885,563         1.1
      Discount Bond, 6.625% due 3/31/23+ .................   USD            3,500,000      3,016,563         0.9
  Brazil (15.2%)
    Republic of Brazil:
      C Bond, 5%, (8% at 4/00) due 4/15/14 (Effective rate
       at year end is 8%, including "payment-in-kind"
       bonds.)[.] ++ .....................................   USD           54,633,129     45,277,203        12.8
      Par Z-L Bond, 5.50%, (5.75% at 4/99) due
       4/15/24++ .........................................   USD            6,359,000      4,749,378         1.3
    Debt Conversion Bond Series L, 6.6875% due
     4/15/12+ ............................................   USD            4,814,000      3,827,130         1.1
  Bulgaria (5.1%)
    Republic of Bulgaria:
      Front Loaded Interest Reduction Bond Series A, 2.25%
       (2.5% at 8/98) due 7/28/12++ ......................   USD           18,357,000     12,413,921         3.5
      Interest Arrears Bond, 6.625% due 7/28/11 -
       Euro+ .............................................   USD            7,000,000      5,534,375         1.6
  Croatia (1.8%)
    Croatian Government Series A, 6.625% due 7/31/10+ ....   USD            7,200,000      6,466,500         1.8
  Ecuador (2.6%)
    Ecuador, Past Due Interest Bond, 6.625% due
     2/27/15+ ............................................   USD           14,606,019      9,384,367         2.6
  Ivory Coast (1.0%)
    Ivory Coast Past Due Interest Bond, 1.9% due
     3/29/18 .............................................   FRF           55,000,000      3,683,444         1.0
  Jordan (1.0%)
    Kingdom of Jordan, 5% (5.5% at 12/98) due
     12/23/23++ ..........................................   USD            4,750,000      3,467,500         1.0
  Korea (4.1%)
    Republic of Korea, 8.875% due 4/15/08 ................   USD           12,600,000     12,424,230         3.5
    Korea Electric Power, 7% due 2/1/27 ..................   USD            2,510,000      2,154,200         0.6
  Mexico (3.2%)
    United Mexican States:
      Global Bond, 11.375% due 9/15/16{./} ...............   USD            5,859,000      6,885,790         1.9
      Global Bond, 11.5 due 5/15/26 ......................   USD            3,826,000      4,619,895         1.3
  Panama (1.7%)
    Republic of Panama:
      Interest Reduction Bond, 3.75% (4% at 7/98) due
       7/17/14++ .........................................   USD            4,704,000      3,695,580         1.0
      8.875% due 9/30/27 .................................   USD            2,689,000      2,633,876         0.7
  Peru (1.6%)
    Republic of Peru, Past Due Interest Bond, 4% (4.5% at
     7/98) due 3/7/17++ ..................................   USD            8,107,000      5,527,961         1.6

    The accompanying notes are an integral part of the financial statements.

                                       F6

                  AIM GLOBAL HIGH INCOME FUND -- CONSOLIDATED
             (FORMERLY GT GLOBAL HIGH INCOME FUND -- CONSOLIDATED)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Philippines (1.6%)
    Republic of Philippines, 8.875% due 4/15/08 -
     144A{.} .............................................   USD            3,650,000   $  3,610,215         1.0
    Bangko Sentral Pilipinas, 8.6% due 6/15/27 ...........   USD            2,416,000      2,202,099         0.6
  Russia (16.6%)
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Principal Loans, 6.72% due 12/15/20+ ................   USD           59,184,372     37,578,135        10.6
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Interest Notes, 6.72% due 12/15/15+ .................   USD           29,559,031     21,319,451         6.0
  Venezuela (4.6%)
    Republic of Venezuela, 9.25% due 9/15/27{./} .........   USD           18,355,000     16,257,941         4.6
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $252,885,532) ...........................................                               269,779,528
                                                                                        ------------
Corporate Bonds (18.5%)
  Argentina (1.2%)
    Mastellone Hermanos S.A., 11.75% due 4/1/08 -
     144A{.} .............................................   USD            1,943,000      2,006,148         0.6
    Telefonica de Argentina, 9.125% due 5/7/08 -
     144A{.} .............................................   USD            1,983,000      1,992,241         0.6
  Brazil (3.8%)
    Banco Do Brasil (Cayman), 9.375% due 6/15/07 .........   USD            5,816,000      5,728,760         1.6
    Banco Hipotecario Espana, 10% due 4/17/03 -
     144A{.} .............................................   USD            3,679,000      3,720,389         1.1
    Comtel Brasileira Ltd. "A", 10.75% due 9/26/04 -
     144A{.} .............................................   USD            2,328,000      2,386,200         0.7
    RBS Participacoes S.A., 11% due 4/1/07 - 144A{.} .....   USD            1,378,000      1,384,890         0.4
  China (0.7%)
    Greater Beijing First, 9.5% due 6/15/07 - 144A{.} ....   USD            3,210,000      2,557,889         0.7
  Hong Kong (1.1%)
    GS Superhighway Holdings, 9.875% due 8/15/04 -
     144A{.} .............................................   USD            2,434,000      2,056,730         0.6
    Road King Infrastructure, 9.5% due 7/15/07 -
     144A{.} .............................................   USD            2,100,000      1,715,280         0.5
  Indonesia (0.3%)
    Polysindo International Finance, 8.750% due
     4/22/99(::) .........................................   IDR       27,500,000,000      1,037,736         0.3
  Jamaica (1.0%)
    Mechala Group Jamaica:
      12.75% due 12/30/99 - Series B .....................   USD            2,846,000      2,618,320         0.7
      12.75% due 12/30/99 - Reg S{c} .....................   USD            1,288,000      1,184,960         0.3
  Korea (2.5%)
    Pohang Iron & Steel Co., Ltd.:
      8.26% due 2/19/99 ..................................   USD            5,000,000      4,961,455         1.4
      2% due 10/9/00 .....................................   JPY          224,000,000      1,506,764         0.4
    L.G.-Caltex Oil Corp., 12.75% due 3/31/01 -
     144A{.} .............................................   USD            2,112,000      2,148,960         0.6
    Korea Development Bank, 4.35% due 5/25/99 ............   JPY           60,300,000        432,960         0.1
  Malaysia (1.9%)
    Petroliam Nasional Bhd.:
      7.125% due 8/15/05 - 144A{.} .......................   USD            3,547,000      3,143,529         0.9
      7.625% due 10/15/26 - 144A{.} ......................   USD            1,469,000      1,283,172         0.4

    The accompanying notes are an integral part of the financial statements.

                                       F7

                  AIM GLOBAL HIGH INCOME FUND -- CONSOLIDATED
             (FORMERLY GT GLOBAL HIGH INCOME FUND -- CONSOLIDATED)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Corporate Bonds (Continued)
    Tenaga Nasional Bhd., 7.875% due 6/15/04 - 144A{.} ...   USD            2,416,000      2,281,078         0.6
  Mexico (3.5%)
    Petroleos Mexicanos:
      9.25% due 3/30/18 - 144A{.} ........................   USD            8,697,000   $  8,501,318         2.4
      9.5% due 9/15/27 - 144A{.} .........................   USD            3,968,000      3,977,920         1.1
  Russia (1.9%)
    Mosenergo Finance BV, 8.375% due 10/9/02 - 144A{.} ...   USD            4,200,000      3,717,000         1.1
    Lukinter Finance BV Convertible, 3.5% due 5/6/02 -
     144A{.} .............................................   USD            2,283,000      2,751,015         0.8
  Singapore (0.6%)
    Krung Thai Bank (Singapore), 6.73% due 9/30/04 .......   USD            2,500,000      2,131,250         0.6
                                                                                        ------------
Total Corporate Bonds (cost $74,463,170) .................                                65,225,964
                                                                                        ------------
Structured Notes (1.4%)
  Korea (1.4%)
    Fixed Rate Trust Certificate 13.55% due 2/15/02[::]
      (Issued by a newly created Delaware Business Trust,
       collateralized by triple A paper. This trust
       certificate has a credit risk component linked to
       the value of a referenced security: Korean
       Development Bank 1.875% 2002.)
       (cost $5,050,000)  ................................   USD            5,050,000      5,024,750         1.4
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $332,398,702) .......                               340,030,242        95.9
                                                                                        ------------       -----

                                                                         PRINCIPAL         VALUE         % OF NET
SHORT-TERM INVESTMENTS                                      CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Structured Notes (3.7%)
  Indonesia (1.1%)
    Indonesia Credit Linked Unsecured Note due 5/27/98
      (Issued by Salomon Smith Barney Holdings, Inc. This
       note has a credit risk component linked to the
       value of referenced securities issued by the Bank
       of Indonesia and the Republic of Indonesia.)  .....   USD            3,985,151      3,938,126         1.1
  Korea (2.6%)
    Korean Credit Linked Unsecured Note due 4/27/99[::]
      (Issued by Salomon Smith Barney Holdings, Inc. This
       note has a currency and credit risk component
       linked to the value of referenced securities issued
       by the Korean Development Bank.)  .................   USD           10,937,647      9,375,751         2.6
                                                                                        ------------
Total Structured Notes (cost $13,133,663) ................                                13,313,877
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $13,133,663) ..........                                13,313,877         3.7
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F8

                  AIM GLOBAL HIGH INCOME FUND -- CONSOLIDATED
             (FORMERLY GT GLOBAL HIGH INCOME FUND -- CONSOLIDATED)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
----------------------------------------------------------                              ------------   -------------
  Dated April 30, 1998, with State Street Bank & Trust
   Co., due May 1, 1998, for an effective yield of 5.44%
   collateralized by $7,815,000 U.S. Treasury Bills,
   6.125% due 8/31/98 (market value of collateral is
   $7,912,688, including accrued interest). (cost
   $7,757,000)  ..........................................                              $  7,757,000         2.2
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $353,289,365)  * .................                               361,101,119       101.8
Other Assets and Liabilities .............................                                (6,411,126)       (1.8)
                                                                                        ------------       -----

NET ASSETS ...............................................                              $354,689,993       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
       (::) Valued in good faith at fair value using procedures approved by the Board of Directors (See Note 1 of Notes to Financial Statements).
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
          + The coupon rate shown on floating rate note represents the rate at period end.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
        [.]  Bond pays stated or additional interest with "payment-in-kind"
             (PIK) bonds.
       {./} All or part of the Fund's holdings in this security is segregated as collateral for derivative instruments. (See Note 1 of Notes to Financial Statements.)
       [::] Certain events may cause the contract to terminate prior to date shown.
          * For Federal income tax purposes, cost is $353,438,753 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  19,507,848
                 Unrealized depreciation:           (11,845,482)
                                                  -------------
                 Net unrealized appreciation:     $   7,662,366
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 SWAP CONTRACT
                                 APRIL 30, 1998

                                           TERMINATION                      NOTIONAL
DESCRIPTION                                    DATE         CURRENCY         AMOUNT          VALUE
----------------------------------------  --------------  -------------  ---------------  -----------
Mexico Credit Default Swap with
 semiannual payments (fixed rate payment
 1.72%).................................   3/31/2000[::]          USD    $    12,330,000  $   (58,987)
  Contract counterparty is J.P. Morgan
   Securities, Inc. The contract value
   is related to the credit quality of a
   referenced security: United Mexican
   States 11.5% Global Bond due May 15,
   2026.

--------------

       [::] Certain events may cause the contract to terminate prior to date shown.

--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                 APRIL 30, 1998

                                                                                    UNREALIZED
                                           MARKET VALUE     CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
French Francs...........................     3,932,754         6.05000  10/15/98     $(62,400)
Japanese Yen............................     1,464,502       122.90000   7/31/98       91,202
Japanese Yen............................       440,309       121.90000   7/31/98       31,257
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $5,897,624)...................     5,837,565                                 60,059
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 1.65%.
  Total Open Forward Foreign Currency
   Contracts............................                                             $ 60,059
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 of Notes to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                                       F9

                           AIM STRATEGIC INCOME FUND
                   (FORMERLY GT GLOBAL STRATEGIC INCOME FUND)

                            PORTFOLIO OF INVESTMENTS

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (65.4%)
  Algeria (1.3%)
    Algeria Tranche 1 Loan Assignment, 6.625% due
     9/4/06+ .............................................   USD            5,500,000   $  4,317,500         1.1
    Algeria Tranche 3 Loan Assignment, 1.75% due
     3/4/10+ .............................................   JPY          150,000,000        705,729         0.2
  Argentina (4.3%)
    Republic of Argentina:
      Global Bond, 11.375% due 1/30/17 ...................   USD            7,575,000      8,379,844         2.2
      Global Bond, 9.75% due 9/19/27 .....................   USD            5,192,000      5,006,386         1.3
      Par Bond Series L, 5.75% (6% at 4/99) due
       3/31/23++ .........................................   USD            2,500,000      1,904,688         0.5
      Discount Bond, 6.625% due 3/31/23+ .................   USD            1,445,000      1,245,409         0.3
  Australia (2.4%)
    Commonwealth of Australia, 7.5% due 9/15/09 ..........   AUD           12,290,000      9,102,089         2.4
  Brazil (6.1%)
    Republic of Brazil:
      C Bond, 5% (8% at 4/00) due 4/15/14 (Effective rate
       at year end is 8%, including "payment-in-kind"
       bonds.)[.] ++ .....................................   USD           22,694,868     18,808,372         4.9
      Par Z-L Bond, 5.5% (5.75% at 4/99) due 4/15/24++ ...   USD            3,861,000      2,883,684         0.7
      Debt Conversion Bond Series L, 6.6875% due
       4/15/12+ ..........................................   USD            2,562,000      2,036,790         0.5
  Bulgaria (1.6%)
    Republic of Bulgaria:
      Front Loaded Interest Reduction Bond Series A, 2.25%
       (2.5% at 7/98)due 7/28/12++ .......................   USD            7,396,000      5,001,545         1.3
      Interest Arrears Bond, 6.625% due 7/28/11+ .........   USD            1,586,000      1,253,931         0.3
  Canada (1.0%)
    Canadian Government, 8% due 6/1/27 ...................   CAD            4,230,000      3,936,501         1.0
  Croatia (0.9%)
    Croatian Government Series A, 6.625% due 7/31/10+ ....   USD            3,700,000      3,323,063         0.9
  Denmark (1.7%)
    Kingdom of Denmark, 7% due 11/10/24 ..................   DKK           39,300,000      6,748,583         1.7
  Ecuador (0.8%)
    Ecuador, Past Due Interest Bond, 6.625% due
     2/27/15+ ............................................   USD            4,733,298      3,041,144         0.8
  Germany (7.5%)
    Deutschland Republic:
      6% due 1/5/06 ......................................   DEM           35,500,000     21,120,150         5.5
      6.25% due 1/4/24 ...................................   DEM           12,700,000      7,791,669         2.0
  Italy (2.5%)
    Italian Government, 7.25% due 11/1/26 ................   ITL       11,000,000,000      7,578,302         2.0
    Italian Buoni Poliennali Del Tesoro (BTPS), 8.5% due
     1/1/04 ..............................................   ITL        2,730,000,000      1,804,942         0.5
  Ivory Coast (0.2%)
    Ivory Coast Past Due Interest Bond, 1.9% due
     3/29/18 .............................................   FRF           12,000,000        803,661         0.2
  Jordan (0.6%)
    Kingdom of Jordan, 5% (5.5% at 12/98) due
     12/23/23++ ..........................................   USD            3,250,000      2,372,500         0.6
  Korea (1.8%)
    Republic of Korea, 8.875% due 4/15/08 ................   USD            4,570,000      4,506,249         1.2

    The accompanying notes are an integral part of the financial statements.

                                      F10

                           AIM STRATEGIC INCOME FUND
                   (FORMERLY GT GLOBAL STRATEGIC INCOME FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (Continued)
    Korea Electric Power, 7% due 2/1/27 ..................   USD            2,540,000   $  2,179,947         0.6
  Netherlands (0.8%)
    Netherlands Government Bond, 5.5% due 1/15/28 ........   NLG            6,000,000      2,934,641         0.8
  New Zealand (1.8%)
    New Zealand Government, 8% due 4/15/04 ...............   NZD           12,000,000      6,930,003         1.8
  Panama (0.9%)
    Republic of Panama:
      Interest Reduction Bond, 3.75% (4% at 7/98) due
       7/17/14++ .........................................   USD            2,917,000      2,291,668         0.6
      8.875% due 9/30/27 .................................   USD            1,373,000      1,344,854         0.3
  Peru (0.8%)
    Republic of Peru, Past Due Interest Bond, 4% (4.5% at
     7/98) due 3/7/17++ ..................................   USD            4,776,000      3,256,635         0.8
  Philippines (0.5%)
    Republic of Philippines, 8.875% due 4/15/08 -
     144A{.} .............................................   USD            1,330,000      1,315,503         0.3
    Bangko Sentral Pilipinas, 8.6% due 6/15/27 ...........   USD              933,000        850,397         0.2
  Russia (5.5%)
    Bank for Foreign Economic Affairs (Venesheconombank)
     Principal Loans, 6.72%due 12/15/20+ .................   USD           23,161,492     14,707,547         3.8
    Bank for Foreign Economic Affairs (Venesheconombank)
     Interest Notes, 6.72% due 12/15/15+ .................   USD            8,905,352      6,422,985         1.7
  South Africa (2.6%)
    Republic of South Africa, 12.5% due 1/15/02 ..........   ZAR           51,800,000     10,232,871         2.6
  Sweden (0.7%)
    Swedish Government, 8% due 8/15/07 ...................   SEK           19,000,000      2,924,681         0.7
  United Kingdom (7.6%)
    United Kingdom Conversion, 9.5% due 4/18/05 ..........   GBP            7,400,000     14,849,498         3.8
    United Kingdom Treasury, 7.5% due 12/7/06 ............   GBP            8,000,000     14,820,241         3.8
  United States (9.9%)
    United States Treasury:
      6.875% due 8/15/25{./} .............................   USD           14,500,000     16,127,851         4.2
      6.50% due 10/15/06{./} .............................   USD           13,170,000     13,808,179         3.6
      6.625% due 5/15/07 .................................   USD            3,900,000      4,136,895         1.1
    Federal National Mortgage Association, 7.25% due
     6/20/02 .............................................   NZD            7,000,000      3,804,876         1.0
  Venezuela (1.6%)
    Republic of Venezuela, 9.25% due 9/15/27 .............   USD            6,989,000      6,190,507         1.6
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $246,787,697) ...........................................                               252,802,510
                                                                                        ------------
Corporate Bonds (18.7%)
  Argentina (0.2%)
    Mastellone Hermanos S.A., 11.75% due 4/1/08 -
     144A{.} .............................................   USD              745,000        769,213         0.2
  Brazil (0.9%)
    Banco Hipotecario Espana, 10% due 4/17/03 -
     144A{.} .............................................   USD            1,675,000      1,693,844         0.4

    The accompanying notes are an integral part of the financial statements.

                                      F11

                           AIM STRATEGIC INCOME FUND
                   (FORMERLY GT GLOBAL STRATEGIC INCOME FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Corporate Bonds (Continued)
    Comtel Brasileira Ltd. "A", 10.75% due 9/26/04 -
     144A{.} .............................................   USD            1,171,000      1,200,275         0.3
    RBS Participacoes S.A., 11% due 4/1/07 - 144A{.} .....   USD              813,000   $    817,065         0.2
  Canada (0.2%)
    Trench Electric & Trench, Inc., 10.25% due 12/15/07 -
     144A{.} .............................................   USD              875,000        881,563         0.2
  China (0.4%)
    Greater Beijing First, 9.5% due 6/15/07 - 144A{.} ....   USD            1,720,000      1,370,582         0.4
  Hong Kong (0.5%)
    GS Superhighway Holdings, 9.875% due 8/15/04 -
     144A{.} .............................................   USD            1,210,000      1,022,450         0.3
    Road King Infrastructure, 9.5% due 7/15/07 -
     144A{.} .............................................   USD            1,100,000        898,480         0.2
  Jamaica (0.2%)
    Mechala Group Jamaica, 12.75% due 12/30/99 - Reg
     S{c} ................................................   USD              719,000        661,480         0.2
  Korea (0.6%)
    L.G.-Caltex Oil Corp., 12.75% due 3/31/01 -
     144A{.} .............................................   USD              902,000        917,785         0.3
    Pohang Iron & Steel, 2% due 10/9/00 ..................   JPY          119,000,000        800,469         0.2
    Korea Development Bank, 4.35% due 5/25/99 ............   JPY           32,000,000        229,763         0.1
  Malaysia (0.7%)
    Petroliam Nasional Bhd.:
      7.125% due 8/15/05 - 144A{.} .......................   USD            1,908,000      1,690,965         0.4
      7.875% due 6/15/04 - 144A{.} .......................   USD              933,000        880,897         0.2
    Petroliam Nasional Bhd., 7.625% due 10/15/26 -
     144A{.} .............................................   USD              575,000        502,263         0.1
  Mexico (2.8%)
    Petroleos Mexicanos:
      9.25% due 3/30/18 - 144A{.} ........................   USD            8,010,000      7,829,775         2.0
      9.5% due 9/15/27 - 144A{.} .........................   USD            2,028,000      2,033,070         0.5
    Monterrey Power, S.A. de C.V., 9.625% due 11/15/09 -
     144A{.} .............................................   USD            1,245,000      1,257,450         0.3
  Russia (0.7%)
    Lukinter Finance BV Convertible, 3.5% due 5/6/02 -
     144A{.} .............................................   USD            1,526,000      1,838,830         0.5
    Mosenergo Finance BV, 8.375% due 10/9/02 - 144A{.} ...   USD            1,040,000        920,400         0.2
  Singapore (0.2%)
    Krung Thai Bank (Singapore), 6.73% due 9/30/04 .......   USD            1,000,000        852,500         0.2
  United States (11.3%)
    Chase Manhattan Corp., 6.25% due 1/15/06 .............   USD            2,835,000      2,800,674         0.7
    General Motors Acceptance Corp., 6.625% due
     10/15/05 ............................................   USD            2,700,000      2,743,411         0.7
    Engle Homes, Inc., 9.25% due 2/1/08 ..................   USD            2,350,000      2,376,320         0.6
    Unisys Corp., 7.875% due 4/1/08 ......................   USD            2,350,000      2,355,875         0.6
    United Stationers Supply, 8.375% due 4/15/08 -
     144A{.} .............................................   USD            2,000,000      2,015,000         0.5
    Globalstar LP Capital, 11.375% due 2/15/04 ...........   USD            1,900,000      1,957,000         0.5
    Lenfest Communications, 8.25% due 2/15/08 -
     144A{.} .............................................   USD            1,850,000      1,884,040         0.5
    Hollywood Casino Corp., 12.75% due 11/1/03 ...........   USD            1,700,000      1,878,500         0.5
    Eagle Family Foods, 8.75% due 1/15/08 - 144A{.} ......   USD            1,875,000      1,856,250         0.5
    Riddell Sports, Inc., 10.5% due 7/15/07 ..............   USD            1,700,000      1,768,000         0.5
    Accuride Corp., 9.25% due 2/1/08 - 144A{.} ...........   USD            1,725,000      1,725,000         0.5
    Graham Packaging/GPC Capital, 8.75% due 1/15/08 -
     144A{.} .............................................   USD            1,725,000      1,725,000         0.5

    The accompanying notes are an integral part of the financial statements.

                                      F12

                           AIM STRATEGIC INCOME FUND
                   (FORMERLY GT GLOBAL STRATEGIC INCOME FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Corporate Bonds (Continued)
    Smithfield Foods, Inc., 7.625% due 2/15/08 -
     144A{.} .............................................   USD            1,725,000      1,712,063         0.5
    Trump Atlantic Association Funding, Inc., 11.25% due
     5/1/06 ..............................................   USD            1,700,000   $  1,702,125         0.4
    ACME Metal, Inc., 10.875% due 12/15/07 - 144A{.} .....   USD            1,500,000      1,517,580         0.4
    Lin Television Corp., 8.375% due 3/1/08 - 144A{.} ....   USD            1,500,000      1,492,668         0.4
    Drypers Corp. Series B, 10.25% due 6/15/07 ...........   USD            1,300,000      1,339,000         0.4
    Chancellor Media Corp., 8.125% due 12/15/07 -
     144A{.} .............................................   USD            1,300,000      1,303,250         0.4
    BTI Telecommunications Corp., 10.5% due 9/15/07 -
     144A{.} .............................................   USD              885,000        931,463         0.3
    Penn National Gaming, Inc., 10.625% due 12/15/04 -
     144A{.} .............................................   USD              875,000        918,750         0.2
    Norampac, Inc., 9.5% due 2/1/08 - 144A{.} ............   USD              885,000        915,975         0.2
    Hard Rock Hotel, Inc., 9.25% due 4/1/05 - 144A{.} ....   USD              880,000        900,350         0.2
    Revlon Consumer Products, 8.625% due 2/2/08 -
     144A{.} .............................................   USD              885,000        887,213         0.2
    Duane Reade, Inc., 9.25% due 2/15/08 .................   USD              885,000        884,706         0.2
    Allbritton Communication, 8.875% due 2/1/08 -
     144A{.} .............................................   USD              885,000        880,575         0.2
    Anker Coal Group, Inc., 9.75% due 10/1/07 -
     144A{.} .............................................   USD              875,000        855,313         0.2
    Syratech Corp., 11% due 4/15/07 ......................   USD              880,000        756,800         0.2
    Delco Remy International, Inc., 8.625% due
     12/15/07 ............................................   USD              650,000        659,484         0.2
    Pillowtex Corp., 9% due 12/15/07 - 144A{.} ...........   USD              435,000        453,488         0.1
                                                                                        ------------
Total Corporate Bonds (cost $72,365,567) .................                                72,264,992
                                                                                        ------------
Mortgage Backed (10.4%)
  Denmark (1.1%)
    Realkredit Danmark, 6% due 10/1/26 ...................   DKK           29,317,000      4,210,612         1.1
  United States (9.3%)
    Government National Mortgage Association:
      TBA Pass Thru Pool, 6.5% due 5/15/28{*} ............   USD           14,000,000     13,877,500         3.6
      TBA Pass Thru Pool, 6% due 5/15/28{*} ..............   USD           14,000,000     13,562,500         3.5
    Federal National Mortgage Association Pool #313439, 7%
     due 3/1/04 ..........................................   USD            8,313,847      8,451,549         2.2
                                                                                        ------------
Total Mortgage Backed (cost $39,883,101) .................                                40,102,161
                                                                                        ------------
Structured Notes (0.5%)
  Korea (0.5%)
    Fixed Rate Trust Certificate 13.55% due 2/15/02[::]
      (Issued by a newly created Delaware Business Trust,
       collateralized by triple A paper. This trust
       certificate has a credit risk component linked to
       the value of a referenced security: Korean
       Development Bank 1.875% 2002.)
       (cost $1,930,000)  ................................   USD            1,930,000      1,920,350         0.5
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $360,966,365) .......                               367,090,013        95.0
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F13

                           AIM STRATEGIC INCOME FUND
                   (FORMERLY GT GLOBAL STRATEGIC INCOME FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                         UNDERLYING        VALUE         % OF NET
OPTIONS                                                     CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
  Deutsche Marks Put Option: .............................   USD                   --             --          --
    CURRENCY OPTIONS
    Strike 1.82, expires 5/12/98 .........................                  2,320,000          3,348          --
    Strike 1.84, expires 5/7/98 ..........................                  4,100,000            402          --
                                                                                        ------------       -----

TOTAL OPTIONS (cost $24,164) .............................                                     3,750          --
                                                                                        ------------       -----

                                                                         PRINCIPAL         VALUE         % OF NET
SHORT-TERM INVESTMENTS                                      CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Commercial Paper - Discounted (7.2%)
  United States (7.2%)
    Ford Motor Credit Corp., effective yield 5.69%, due
     5/20/98{./} .........................................   USD           14,000,000   $ 13,959,361         3.6
    General Electric Co., effective yield 5.69%, due
     5/20/98{./} .........................................   USD           14,000,000     13,959,361         3.6
                                                                                        ------------
Total Commercial Paper - Discounted (cost $27,918,722) ...                                27,918,722
                                                                                        ------------
Government & Government Agency Obligations (1.5%)
  Mexico (1.5%)
    Mexican Cetes: .......................................   MXN                   --             --         1.5
      current yield 19.77% due 12/17/98 ..................                 29,250,000      3,061,270          --
      current yield 19.52% due 11/19/98 ..................                 23,350,000      2,481,413          --
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $5,517,534) .............................................                                 5,542,683
                                                                                        ------------
Structured Notes (1.3%)
  Indonesia (0.4%)
    Indonesia Credit Linked Unsecured Note due 5/27/98
      (Issued by Salomon Smith Barney Holdings, Inc. This
       note has a credit risk component linked to the
       value of referenced securities issued by the Bank
       of Indonesia and the Republic of
       Indonesia.)  ......................................   USD            1,600,000      1,581,120         0.4

    The accompanying notes are an integral part of the financial statements.

                                      F14

                           AIM STRATEGIC INCOME FUND
                   (FORMERLY GT GLOBAL STRATEGIC INCOME FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
SHORT-TERM INVESTMENTS                                      CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Structured Notes (Continued)
  Korea (0.9%)
    Korean Credit Linked Unsecured Note due 4/27/99[::]
      (Issued by Salomon Smith Barney Holdings, Inc. This
       note has a currency and credit risk component
       linked to the value of referenced securities issued
       by the Korean Development Bank.)  .................   USD            4,055,000      3,475,946         0.9
                                                                                        ------------
Total Structured Notes (cost $4,989,984) .................                                 5,057,066
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $38,426,240) ..........                                38,518,471        10.0
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $399,416,769)  * .................                               405,612,234       105.0
Other Assets and Liabilities .............................                               (19,242,576)       (5.0)
                                                                                        ------------       -----

NET ASSETS ...............................................                              $386,369,658       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
          + The coupon rate shown on floating rate note represents the rate at period end.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
        [.]  Bond pays stated or additional interest with "payment-in-kind"
             (PIK) bonds.
       {./} All or part of the Fund's holdings in this security is segregated as collateral for derivative instruments. (See Note 1 of Notes to the Financial Statements.)
        {*}  Purchased on a forward commitment basis.
       [::] Certain events may cause the contract to terminate prior to date shown.
          * For Federal income tax purposes, cost is $400,141,188 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  11,468,208
                 Unrealized depreciation:            (5,997,162)
                                                  -------------
                 Net unrealized appreciation:     $   5,471,046
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                      F15

                           AIM STRATEGIC INCOME FUND
                   (FORMERLY GT GLOBAL STRATEGIC INCOME FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                                 April 30, 1998

--------------------------------------------------------------------------------
                                 SWAP CONTRACT
                                 APRIL 30, 1998

                                           TERMINATION                      NOTIONAL
DESCRIPTION                                    DATE         CURRENCY         AMOUNT         VALUE
----------------------------------------  --------------  -------------  --------------  -----------
Mexico Credit Default Swap with
 semiannual payments (fixed rate payment
 1.72%).................................   3/31/2000[::]          USD    $    4,730,000  $   (22,628)
  Contract counterparty is J.P. Morgan
   Securities, Inc. The contract value
   is related to the credit quality of a
   referenced security: United Mexican
   States 11.5% Global Bond due May 15,
   2026.

--------------

       [::] Certain events may cause the contract to terminate prior to date shown.

--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                 APRIL 30, 1998

                                                                                    UNREALIZED
                                           MARKET VALUE     CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO BUY:                         (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
Australian Dollars......................     2,139,576         1.59713    8/4/98     $  5,723
Canadian Dollars........................     5,121,354         1.41700    5/4/98      (45,901)
Canadian Dollars........................     2,222,844         1.43000    5/4/98          466
Deutsche Marks..........................    10,808,436         1.78974    8/4/98       32,406
Deutsche Marks..........................       965,153         1.78923    8/4/98        2,619
                                          --------------                          --------------
  Total Contracts to Buy (Payable amount
   $21,262,050).........................    21,257,363                                 (4,687)
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO BUY AS
 PERCENTAGE OF NET ASSETS IS 5.50%.


CONTRACTS TO SELL:
----------------------------------------
Australian Dollars......................     9,132,337         1.45560    8/4/98      485,663
Australian Dollars......................     1,696,005         1.48862    8/4/98       50,581
British Pounds..........................    10,672,577         0.59956    8/4/98      103,454
Canadian Dollars........................     5,245,856         1.45170    5/4/98      (79,499)
Canadian Dollars........................     2,098,342         1.43700    5/4/98      (10,660)
Canadian Dollars........................     2,227,314         1.42760    8/4/98       (1,200)
Danish Kroner...........................     1,679,928         7.00000    8/4/98      (45,785)
Deutsche Marks..........................    11,068,307         1.80715    8/4/98     (139,497)
Deutsche Marks..........................     3,306,482         1.83600    8/4/98      (92,974)
French Francs...........................       858,055         6.05000  10/15/98      (13,615)
Japanese Yen............................       779,174       122.90000   7/31/98       48,523
Japanese Yen............................       233,666       121.89988   7/31/98       16,588
New Zealand Dollars.....................    10,961,561         1.81159    8/4/98      (31,961)
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $60,249,222)..................    59,959,604                                289,618
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 15.52%.
  Total Open Forward Foreign Currency
   Contracts, Net.......................                                             $284,931
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F16

                            AIM GLOBAL INCOME FUNDS
                       (FORMERLY GT GLOBAL INCOME FUNDS)

                              STATEMENTS OF ASSETS
                                 AND LIABILITIES
                                 April 30, 1998

--------------------------------------------------------------------------------

                                                              AIM
                                          -------------------------------------------
                                             GLOBAL
                                           GOVERNMENT     GLOBAL HIGH
                                             INCOME      INCOME FUND-     STRATEGIC
                                              FUND       CONSOLIDATED      INCOME
                                           (UNAUDITED)     (NOTE 1)         FUND
                                          -------------  -------------  -------------
Assets:
  Investments in securities, at value
   (cost $249,751,661; $353,289,365; and
   $399,416,769, respectively) (Note
   1)...................................  $ 254,268,277  $361,101,119   $ 405,612,234
  U.S. currency.........................            387           598         812,050
  Foreign currencies....................      4,288,644         4,140       4,446,776
  Interest receivable...................      6,347,624     5,445,023       6,216,285
  Receivable for forward foreign
   currency contracts -- closed (Note
   1)...................................        211,857            --         597,961
  Receivable for Fund shares sold.......      1,302,028     2,282,498       1,032,304
  Receivable for open forward foreign
   currency contracts, net (Note 1).....        635,206        60,059         284,931
  Receivable for securities sold........      3,909,049    33,894,448      23,058,652
                                          -------------  -------------  -------------
    Total assets........................    270,963,072   402,787,885     442,061,193
                                          -------------  -------------  -------------
Liabilities:
  Payable for custodian fees............         49,193        30,200          81,705
  Payable for Directors' and Trustees'
   fees and expenses (Note 2)...........          2,577         3,975             302
  Payable for fund accounting fees (Note
   2)...................................          5,186         7,573           8,223
  Payable for Fund shares repurchased
   (Note 2).............................      4,399,466     1,541,198       2,846,926
  Payable for investment management and
   administration fees (Note 2).........        147,478       273,226         259,083
  Payable for loan outstanding (Note
   1)...................................     21,178,000            --       1,000,000
  Payable for printing and postage
   expenses.............................         97,549        68,350          81,902
  Payable for professional fees.........         25,749        42,925          24,286
  Payable for registration and filing
   fees.................................         13,802        10,318           4,916
  Payable for securities purchased......     11,988,950    45,736,627      50,989,400
  Payable for service and distribution
   expenses (Note 2)....................        126,880       222,467         251,157
  Payable for transfer agent fees (Note
   2)...................................        143,845        72,177         108,413
  Swap contracts outstanding............             --        58,987          22,628
  Other accrued expenses................         43,465        29,769          12,594
                                          -------------  -------------  -------------
    Total liabilities...................     38,222,140    48,097,792      55,691,535
    Minority interest (Notes 1 & 2).....             --           100              --
                                          -------------  -------------  -------------
Net assets..............................  $ 232,740,932  $354,689,993   $ 386,369,658
                                          -------------  -------------  -------------
                                          -------------  -------------  -------------
Class A:
  Net asset value and redemption price
   per share ($130,245,759 DIVIDED BY
   14,942,768; $130,645,479 DIVIDED BY
   9,958,093; and $131,367,400 DIVIDED
   BY 10,690,444 shares outstanding,
   respectively)........................  $        8.72  $      13.12   $       12.29
                                          -------------  -------------  -------------
                                          -------------  -------------  -------------
  Maximum offering price per share
   (100/95.25 of $8.72; 100/95.25 of
   $13.12; and 100/95.25 of $12.29,
   respectively) *......................  $        9.15  $      13.77   $       12.90
                                          -------------  -------------  -------------
                                          -------------  -------------  -------------
Class B:+
  Net asset value and offering price per
   share ($102,299,230 DIVIDED BY
   11,735,659; $221,039,186 DIVIDED BY
   16,866,817; and $254,225,104 DIVIDED
   BY 20,671,013 shares outstanding,
   respectively)........................  $        8.72  $      13.10   $       12.30
                                          -------------  -------------  -------------
                                          -------------  -------------  -------------
Advisor Class:
  Net asset value, offering, and
   redemption price per share ($195,943
   DIVIDED BY 22,401; $3,005,328 DIVIDED
   BY 230,053; and $777,154 DIVIDED BY
   63,127 shares outstanding,
   respectively)........................  $        8.75  $      13.06   $       12.31
                                          -------------  -------------  -------------
                                          -------------  -------------  -------------
Net assets consist of:
  Paid in capital (Note 4)..............  $ 372,865,738  $337,218,506   $ 441,635,549
  Undistributed/Accumulated net
   investment income....................      1,018,033     1,361,701         165,400
  Accumulated net realized gain (loss)
   on investments.......................   (146,316,185)    8,330,019     (61,899,072)
  Net unrealized appreciation on
   translation of assets and
   liabilities..........................        656,730        27,000         294,944
  Net unrealized appreciation of
   investments..........................      4,516,616     7,752,767       6,172,837
                                          -------------  -------------  -------------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $ 232,740,932  $354,689,993   $ 386,369,658
                                          -------------  -------------  -------------
                                          -------------  -------------  -------------

----------------
    * On sales of $50,000 or more, the offering price is reduced.
    + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                      F17

                            AIM GLOBAL INCOME FUNDS
                       (FORMERLY GT GLOBAL INCOME FUNDS)

                            STATEMENTS OF OPERATIONS

                        Six months ended April 30, 1998

--------------------------------------------------------------------------------

                                                                                         AIM
                                                                       ---------------------------------------
                                                                         GLOBAL
                                                                       GOVERNMENT   GLOBAL HIGH
                                                                         INCOME     INCOME FUND-    STRATEGIC
                                                                          FUND      CONSOLIDATED     INCOME
                                                                       (UNAUDITED)    (NOTE 1)        FUND
                                                                       -----------  ------------   -----------
Investment income: (Note 1)
  Interest income....................................................  $10,992,699  $ 24,460,748   $19,799,049
  Securities lending income..........................................      313,851       662,637       677,327
                                                                       -----------  ------------   -----------
    Total investment income..........................................   11,306,550    25,123,385    20,476,376
                                                                       -----------  ------------   -----------
Expenses:
  Investment management and administration fees (Note 2).............      961,579     1,764,370     1,460,302
  Amortization of organization costs (Note 1)........................           --           692            --
  Custodian Fees.....................................................       99,007        54,900       126,700
  Directors' and Trustees' fees and expenses (Note 2)................        4,525         9,326         6,430
  Fund accounting fees (Note 2)......................................       34,976        46,902        53,088
  Interest expense...................................................      425,956        17,282        11,355
  Printing and postage expenses......................................       33,485        66,985        72,401
  Professional fees..................................................       58,096        68,554        77,300
  Registration and filing fees (Note 1)..............................       29,322        16,675        27,150
  Service and distribution expenses: (Note 2)
    Class A..........................................................      264,969       228,195       235,253
    Class B..........................................................      567,064     1,109,235     1,338,087
  Transfer agent fees (Note 2).......................................      305,528       322,530       423,540
  Other expenses.....................................................        5,612         8,524         8,145
                                                                       -----------  ------------   -----------
  Total expenses.....................................................    2,790,119     3,714,170     3,839,751
                                                                       -----------  ------------   -----------
Net investment income................................................    8,516,431    21,409,215    16,636,625
                                                                       -----------  ------------   -----------
Net realized and unrealized gain on investments: (Note 1)
  Net realized gain (loss) on investments............................   (5,554,013)    8,329,245     3,769,467
  Net realized gain (loss) on foreign currency transactions..........    5,895,662    (2,059,452)    3,468,998
                                                                       -----------  ------------   -----------
    Net realized gain during the period..............................      341,649     6,269,793     7,238,465
                                                                       -----------  ------------   -----------
  Net change in unrealized appreciation (depreciation) on translation
   of assets and liabilities in foreign currencies...................   (3,252,473)      946,476    (1,450,607)
  Net change in unrealized appreciation of investments...............    4,464,608     3,389,849       158,475
                                                                       -----------  ------------   -----------
    Net unrealized appreciation (depreciation) during the period.....    1,212,135     4,336,325    (1,292,132)
                                                                       -----------  ------------   -----------
Net realized and unrealized gain on investments and foreign
 currencies..........................................................    1,553,784    10,606,118     5,946,333
                                                                       -----------  ------------   -----------
Net increase in net assets resulting from operations.................  $10,070,215  $ 32,015,333   $22,582,958
                                                                       -----------  ------------   -----------
                                                                       -----------  ------------   -----------

    The accompanying notes are an integral part of the financial statements.

                                      F18

                            AIM GLOBAL INCOME FUNDS
                       (FORMERLY GT GLOBAL INCOME FUNDS)

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                  AIM
                                     ----------------------------------------------------------------------------------------------
                                     GLOBAL GOVERNMENT INCOME FUND         GLOBAL HIGH INCOME
                                     ------------------------------        FUND-CONSOLIDATED             STRATEGIC INCOME FUND
                                       SIX MONTHS                    ------------------------------  ------------------------------
                                         ENDED         YEAR ENDED      SIX MONTHS      YEAR ENDED      SIX MONTHS      YEAR ENDED
                                     APRIL 30, 1998    OCTOBER 31,       ENDED         OCTOBER 31,       ENDED         OCTOBER 31,
                                      (UNAUDITED)         1997       APRIL 30, 1998       1997       APRIL 30, 1998       1997
                                     --------------   -------------  --------------   -------------  --------------   -------------
Increase (decrease) in net assets
Operations:
  Net investment income............  $   8,516,431    $  19,128,003  $  21,409,215    $  31,937,784  $  16,636,625    $  27,580,494
  Net realized gain on investments
   and foreign currency
   transactions....................        341,649          246,114      6,269,793       69,702,746      7,238,465       39,498,013
  Net change in unrealized
   appreciation (depreciation) on
   translation of assets and
   liabilities in foreign
   currencies......................     (3,252,473)       5,553,094        946,476       (1,099,793)    (1,450,607)       2,627,595
  Net change in unrealized
   appreciation (depreciation) of
   investments.....................      4,464,608      (11,452,067)     3,389,849      (36,470,606)       158,475      (26,190,807)
                                     --------------   -------------  --------------   -------------  --------------   -------------
    Net increase in net assets
     resulting from operations.....     10,070,215       13,475,144     32,015,333       64,070,131     22,582,958       43,515,295
                                     --------------   -------------  --------------   -------------  --------------   -------------
Class A:
Distributions to shareholders:
 (Note 1)
  From net investment income.......     (4,583,533)      (6,827,721)    (7,715,585)     (12,555,399)    (4,692,291)     (10,228,265)
  From net realized gain on
   investments.....................             --               --    (24,244,657)      (2,751,509)            --               --
  In excess of net investment
   income..........................             --       (4,449,488)            --               --             --         (775,601)
Class B:
Distributions to shareholders:
 (Note 1)
  From net investment income.......     (2,902,894)      (4,503,257)   (12,421,981)     (17,789,317)    (8,398,431)     (18,434,103)
  From net realized gain on
   investments.....................             --               --    (40,998,478)      (3,911,565)            --               --
  In excess of net investment
   income..........................             --       (2,934,682)            --               --             --       (1,397,843)
Advisor Class:
Distributions to shareholders:
 (Note 1)
  From net investment income.......        (11,971)          (4,070)      (213,548)      (1,289,469)       (29,497)         (43,148)
  From net realized gain on
   investments.....................             --               --       (625,775)        (264,339)            --               --
  In excess of net investment
   income..........................             --           (2,653)            --               --             --           (3,272)
                                     --------------   -------------  --------------   -------------  --------------   -------------
      Total distributions..........     (7,498,398)     (18,721,871)   (86,220,024)     (38,561,598)   (13,120,219)     (30,882,232)
                                     --------------   -------------  --------------   -------------  --------------   -------------
Capital share transactions: (Note
4)
  Increase from capital shares sold
   and reinvested..................    591,892,734      667,541,828    173,649,654      561,523,639    109,089,465      335,031,026
  Decrease from capital shares
   repurchased.....................   (643,833,097)    (787,794,141)  (130,547,381)    (665,858,246)  (152,806,341)    (445,823,540)
                                     --------------   -------------  --------------   -------------  --------------   -------------
    Net decrease from capital share
     transactions..................    (51,940,363)    (120,252,313)    43,102,273     (104,334,607)   (43,716,876)    (110,792,514)
                                     --------------   -------------  --------------   -------------  --------------   -------------
Total increase (decrease) in net
 assets............................    (49,368,546)    (125,499,040)   (11,102,418)     (78,826,074)   (34,254,137)     (98,159,451)
Net assets:
  Beginning of period..............    282,109,478      407,608,518    365,792,411      444,618,485    420,623,795      518,783,246
                                     --------------   -------------  --------------   -------------  --------------   -------------
  End of period  *.................  $ 232,740,932    $ 282,109,478  $ 354,689,993    $ 365,792,411  $ 386,369,658    $ 420,623,795
                                     --------------   -------------  --------------   -------------  --------------   -------------
                                     --------------   -------------  --------------   -------------  --------------   -------------
 * Includes undistributed
   (distributions in excess of) net
   investment income...............  $   1,018,033    $          --  $   1,361,701    $     303,600  $     165,400    $  (3,351,006)
                                     --------------   -------------  --------------   -------------  --------------   -------------
                                     --------------   -------------  --------------   -------------  --------------   -------------

    The accompanying notes are an integral part of the financial statements.

                                      F19

                            AIM GLOBAL INCOME FUNDS
                       (FORMERLY GT GLOBAL INCOME FUNDS)

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                 Global Government Income Fund
                                          ----------------------------------------------------------------------------
                                                                            Class A
                                          ----------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                          Year ended October 31,
                                          APRIL 30, 1998   -----------------------------------------------------------
                                          (UNAUDITED)(d)     1997(d)      1996(d)     1995(d)     1994(d)     1993(d)
                                          --------------   -----------   ---------   ---------   ---------   ---------
Per Share Operating Performance:
Net asset value, beginning of period....    $   8.62         $   8.74    $   8.81    $   8.63    $  11.07    $   9.83
                                          --------------   -----------   ---------   ---------   ---------   ---------
Income from investment operations:
  Net investment income.................        0.29             0.52        0.57        0.62        0.65        0.74
  Net realized and unrealized gain
   (loss) on investments................        0.07            (0.13)       0.03        0.15       (1.52)       1.34
                                          --------------   -----------   ---------   ---------   ---------   ---------
    Net increase (decrease) from
     investment operations..............        0.36             0.39        0.60        0.77       (0.87)       2.08
                                          --------------   -----------   ---------   ---------   ---------   ---------
Distributions to shareholders:
  From net investment income............       (0.26)           (0.31)      (0.57)      (0.59)      (0.65)      (0.74)
  From net realized gain on
   investments..........................          --               --       (0.10)         --       (0.27)         --
  In excess of net investment income....          --            (0.20)         --          --          --          --
  In excess of net realized gain on
   investments..........................          --               --          --          --       (0.55)         --
  Return of capital.....................          --               --          --          --       (0.10)         --
  From sources other than net investment
   income...............................          --               --          --          --          --       (0.10)
                                          --------------   -----------   ---------   ---------   ---------   ---------
    Total distributions.................       (0.26)           (0.51)      (0.67)      (0.59)      (1.57)      (0.84)
                                          --------------   -----------   ---------   ---------   ---------   ---------
Net asset value, end of period..........    $   8.72         $   8.62    $   8.74    $   8.81    $   8.63    $  11.07
                                          --------------   -----------   ---------   ---------   ---------   ---------
                                          --------------   -----------   ---------   ---------   ---------   ---------

Total investment return (c).............        4.05% (b)        4.78%       7.11%       9.22%      (8.87)%      21.9%
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $130,246         $154,272    $240,945    $385,404    $502,094    $708,301
Ratio of net investment income to
 average net assets.....................        6.69% (a)        6.04%       6.52%       6.98%       6.87%        7.1%
Ratio of operating expenses to average
 net assets:
  With expense reductions (Note 1)......        1.50% (a)        1.34%       1.34%       1.35%       1.33%        1.4%
  Without expense reductions............        1.50% (a)        1.51%       1.39%       1.38%        N/A         N/A
Ratio of interest expense to average net
 assets.................................        0.32% (a)         N/A         N/A         N/A         N/A         N/A
Portfolio turnover rate++...............         211% (a)         241%        268%        385%        625%        495%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F20

                            AIM GLOBAL INCOME FUNDS
                       (FORMERLY GT GLOBAL INCOME FUNDS)

                         FINANCIAL HIGHLIGHTS  (cont'd)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                  Global Government Income Fund
                                          -----------------------------------------------------------------------------
                                                                             Class B
                                          -----------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                           Year ended October 31,
                                          APRIL 30, 1998   ------------------------------------------------------------
                                          (UNAUDITED)(d)     1997(d)       1996(d)     1995(d)     1994(d)     1993(d)
                                          --------------   ------------   ---------   ---------   ---------   ---------
Per Share Operating Performance:
Net asset value, beginning of period....    $   8.62         $   8.74     $   8.80    $   8.64    $  11.07    $   9.83
                                          --------------   ------------   ---------   ---------   ---------   ---------
Income from investment operations:
  Net investment income.................        0.26             0.46         0.51        0.55        0.59        0.67
  Net realized and unrealized gain
   (loss) on investments................        0.07            (0.12)        0.04        0.14       (1.52)       1.34
                                          --------------   ------------   ---------   ---------   ---------   ---------
    Net increase (decrease) from
     investment operations..............        0.33             0.34         0.55        0.69       (0.93)       2.01
                                          --------------   ------------   ---------   ---------   ---------   ---------
Distributions to shareholders:
  From net investment income............       (0.23)           (0.28)       (0.51)      (0.53)      (0.59)      (0.67)
  From net realized gain on
   investments..........................          --               --        (0.10)         --       (0.27)         --
  In excess of net investment income....          --            (0.18)          --          --          --          --
  In excess of net realized gain on
   investments..........................          --               --           --          --       (0.54)         --
  Return of capital.....................          --               --           --          --       (0.10)         --
  From sources other than net investment
   income...............................          --               --           --          --          --       (0.10)
                                          --------------   ------------   ---------   ---------   ---------   ---------
    Total distributions.................       (0.23)           (0.46)       (0.61)      (0.53)      (1.50)      (0.77)
                                          --------------   ------------   ---------   ---------   ---------   ---------
Net asset value, end of period..........    $   8.72         $   8.62     $   8.74    $   8.80    $   8.64    $  11.07
                                          --------------   ------------   ---------   ---------   ---------   ---------
                                          --------------   ------------   ---------   ---------   ---------   ---------

Total investment return (c).............        3.85% (b)        4.00%        6.54%       8.22%      (9.39)%      21.1%
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $102,299         $127,722     $166,577    $235,481    $262,405    $182,972
Ratio of net investment income to
 average net assets.....................        6.04% (a)        5.39%        5.87%       6.33%       6.22%        6.5%
Ratio of operating expenses to average
 net assets:
  With expense reductions (Note 1)......        2.15% (a)        1.99%        1.99%       2.00%       1.98%        2.0%
  Without expense reductions............        2.15% (a)        2.16%        2.04%       2.03%        N/A         N/A
Ratio of interest expense to average net
 assets.................................        0.32% (a)         N/A          N/A         N/A         N/A         N/A
Portfolio turnover rate++...............         211% (a)         241%         268%        385%        625%        495%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F21

                            AIM GLOBAL INCOME FUNDS
                       (FORMERLY GT GLOBAL INCOME FUNDS)

                         FINANCIAL HIGHLIGHTS  (cont'd)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                 GLOBAL GOVERNMENT INCOME FUND
                                          -------------------------------------------
                                                        Advisor Class+
                                          -------------------------------------------
                                            SIX
                                          MONTHS                             June 1,
                                           ENDED                              1995
                                           APRIL          Year ended           to
                                            30,           October 31,        October
                                           1998       -------------------      31,
                                          (UNAUDITED)(d)  1997(d) 1996(d)    1995(d)
                                          -------     ---------   -------   ---------
Per Share Operating Performance:
Net asset value, beginning of period....  $ 8.61        $ 8.73    $ 8.80      $ 8.98
                                          -------     ---------   -------   ---------
Income from investment operations:
  Net investment income.................    0.30          0.55      0.60        0.26
  Net realized and unrealized gain
   (loss) on investments................    0.11         (0.13)     0.03       (0.19)
                                          -------     ---------   -------   ---------
    Net increase (decrease) from
     investment operations..............    0.41          0.42      0.63        0.07
                                          -------     ---------   -------   ---------
Distributions to shareholders:
  From net investment income............   (0.27)        (0.33)    (0.60)      (0.25)
  From net realized gain on
   investments..........................      --            --     (0.10)         --
  In excess of net investment income....      --         (0.21)       --          --
  In excess of net realized gain on
   investments..........................      --            --        --          --
  Return of capital.....................                    --        --          --
  From sources other than net investment
   income...............................      --            --        --          --
                                          -------     ---------   -------   ---------
    Total distributions.................   (0.27)        (0.54)    (0.70)      (0.25)
                                          -------     ---------   -------   ---------
Net asset value, end of period..........  $ 8.75        $ 8.61    $ 8.73      $ 8.80
                                          -------     ---------   -------   ---------
                                          -------     ---------   -------   ---------

Total investment return (c).............    4.71%(b)      5.15%     7.49%       0.83%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  196        $  116    $   86      $  131
Ratio of net investment income to
 average net assets.....................    7.04%(a)      6.39%     6.87%       7.33%(a)
Ratio of operating expenses to average
 net assets:
  With expense reductions (Note 1)......    1.15%(a)      0.99%     0.99%       1.00%(a)
  Without expense reductions............    1.15%(a)      1.16%     1.04%       1.03%(a)
Ratio of interest expense to average net
 assets.................................    0.32%(a)       N/A       N/A         N/A
Portfolio turnover rate++...............     211%(a)       241%      268%        385%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F22

                            AIM GLOBAL INCOME FUNDS
                       (FORMERLY GT GLOBAL INCOME FUNDS)

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                  Global High Income Fund
                                          ------------------------------------------------------------------------
                                                                          Class A
                                          ------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                         Year ended October 31,
                                          APRIL 30,      ---------------------------------------------------------
                                           1998(d)        1997(d)     1996(d)      1995       1994(d)     1993(d)
                                          ----------     ---------   ---------   ---------   ---------   ---------
Per Share Operating Performance:
Net asset value, beginning of period....  $  15.56       $  14.85    $  11.70    $  12.56    $  14.92    $  11.43
                                          ----------     ---------   ---------   ---------   ---------   ---------
Income from investment operations:
  Net investment income.................      0.84*          1.19        1.27        1.35        0.94        0.78
  Net realized and unrealized gain
   (loss) on investments................      0.38           0.93        3.09       (1.09)      (1.87)       3.92
                                          ----------     ---------   ---------   ---------   ---------   ---------
    Net increase (decrease) from
     investment operations..............      1.22           2.12        4.36        0.26       (0.93)       4.70
                                          ----------     ---------   ---------   ---------   ---------   ---------
Distributions to shareholders:
  From net investment income............     (0.83)         (1.18)      (1.11)      (1.03)      (0.94)      (0.78)
  From net realized gain on
   investments..........................     (2.83)         (0.23)      (0.10)      (0.03)      (0.27)         --
  In excess of net realized gain on
   investments..........................        --             --          --          --       (0.22)         --
  Return of capital.....................        --             --          --       (0.06)         --          --
  From sources other than net investment
   income...............................        --             --          --          --          --       (0.43)
                                          ----------     ---------   ---------   ---------   ---------   ---------
    Total distributions.................     (3.66)         (1.41)      (1.21)      (1.12)      (1.43)      (1.21)
                                          ----------     ---------   ---------   ---------   ---------   ---------
Net asset value, end of period..........  $  13.12       $  15.56    $  14.85    $  11.70    $  12.56    $  14.92
                                          ----------     ---------   ---------   ---------   ---------   ---------
                                          ----------     ---------   ---------   ---------   ---------   ---------

Total investment return (c).............      9.73%(b)      14.46%      39.05%       2.81%      (6.45)%      43.6%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $130,645       $133,973    $178,318    $142,002    $167,974    $143,171
Ratio of net investment income to
 average net assets.....................     10.87%(a)       7.39%       9.52%      11.85%       7.00%       6.40%
Ratio of operating expenses to average
 net assets:
  With expense reductions (Note 1)......      1.68%(a)       1.53%       1.69%       1.75%       1.57%       2.20%
  Without expense reductions............      1.68%(a)       1.58%       1.69%       1.75%       1.57%       2.20%
Ratio of interest expense to average net
 assets.................................      0.01%(a)        N/A        0.04%        N/A        0.22%        N/A
Portfolio turnover rate++...............       222%(a)        214%        290%        213%        178%        195%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the period.
  * Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements. Without such a payment net investment income would have been $0.63, $0.58 and $0.66 per share for Class A, B and Advisor, respectively.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                      F23

                            AIM GLOBAL INCOME FUNDS
                       (FORMERLY GT GLOBAL INCOME FUNDS)

                         FINANCIAL HIGHLIGHTS  (cont'd)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                  Global High Income Fund
                                          ------------------------------------------------------------------------
                                                                          Class B
                                          ------------------------------------------------------------------------
                                          SIX MONTHS
                                             ENDED                        Year ended October 31,
                                           APRIL 30,     ---------------------------------------------------------
                                            1998(d)       1997(d)     1996(d)      1995       1994(d)     1993(d)
                                          -----------    ---------   ---------   ---------   ---------   ---------
Per Share Operating Performance:
Net asset value, beginning of period....  $  15.54       $  14.83    $  11.69    $  12.56    $  14.90    $  11.43
                                          -----------    ---------   ---------   ---------   ---------   ---------
Income from investment operations:
  Net investment income.................      0.79*          1.09        1.17        1.27        0.86        0.70
  Net realized and unrealized gain
   (loss) on investments................      0.39           0.93        3.09       (1.09)      (1.85)       3.90
                                          -----------    ---------   ---------   ---------   ---------   ---------
    Net increase (decrease) from
     investment operations..............      1.18           2.02        4.26        0.18       (0.99)       4.60
                                          -----------    ---------   ---------   ---------   ---------   ---------
Distributions to shareholders:
  From net investment income............     (0.79)         (1.08)      (1.03)      (0.96)      (0.86)      (0.70)
  From net realized gain on
   investments..........................     (2.83)         (0.23)      (0.09)      (0.03)      (0.27)         --
  In excess of net realized gain on
   investments..........................        --             --          --          --       (0.22)         --
  Return of capital.....................        --             --          --       (0.06)         --          --
  From sources other than net investment
   income...............................        --             --          --          --          --       (0.43)
                                          -----------    ---------   ---------   ---------   ---------   ---------
    Total distributions.................     (3.62)         (1.31)      (1.12)      (1.05)      (1.35)      (1.13)
                                          -----------    ---------   ---------   ---------   ---------   ---------
Net asset value, end of period..........  $  13.10       $  15.54    $  14.83    $  11.69    $  12.56    $  14.90
                                          -----------    ---------   ---------   ---------   ---------   ---------
                                          -----------    ---------   ---------   ---------   ---------   ---------

Total investment return (c).............      9.37% (b)     13.77%      38.16%       2.07%      (6.99)%      42.6%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $221,039       $228,101    $251,002    $214,897    $232,423    $127,035
Ratio of net investment income to
 average net assets.....................     10.22% (a)      6.74%       8.87%      11.20%       6.35%        5.8%
Ratio of operating expenses to average
 net assets:
  With expense reductions (Note 1)......      2.33% (a)      2.18%       2.34%       2.40%       2.22%        2.8%
  Without expense reductions............      2.33% (a)      2.23%       2.34%       2.40%       2.22%        2.8%
Ratio of interest expense to average net
 assets.................................      0.01% (a)       N/A        0.04%        N/A        0.22%        N/A
Portfolio turnover rate++...............       222% (a)       214%        290%        213%        178%        195%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the period.
  * Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements. Without such a payment net investment income would have been $0.63, $0.58 and $0.66 per share for Class A, B and Advisor, respectively.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                      F24

                            AIM GLOBAL INCOME FUNDS
                       (FORMERLY GT GLOBAL INCOME FUNDS)

                         FINANCIAL HIGHLIGHTS  (cont'd)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                    Global High Income Fund
                                          --------------------------------------------
                                                         Advisor Class+
                                          --------------------------------------------
                                            SIX                              June 1,
                                           MONTHS                              1995
                                           ENDED           Year Ended           to
                                           APRIL          October 31,        October
                                            30,        ------------------      31,
                                          1998(d)      1997(d)   1996(d)       1995
                                          --------     -------   --------   ----------
Per Share Operating Performance:
Net asset value, beginning of period....   $15.52      $14.83    $ 11.71      $11.44
                                          --------     -------   --------   ----------
Income from investment operations:
  Net investment income.................     0.87*       1.22       1.34        0.57
  Net realized and unrealized gain
   (loss) on investments................     0.36        0.93       3.05        0.17
                                          --------     -------   --------   ----------
    Net increase (decrease) from
     investment operations..............     1.23        2.15       4.39        0.74
                                          --------     -------   --------   ----------
Distributions to shareholders:
  From net investment income............    (0.86)      (1.23)     (1.16)      (0.44)
  From net realized gain on
   investments..........................    (2.83)      (0.23)     (0.11)         --
  In excess of net realized gain on
   investments..........................       --          --         --          --
  Return of capital.....................       --          --         --       (0.03)
  From sources other than net investment
   income...............................       --          --         --          --
                                          --------     -------   --------   ----------
    Total distributions.................    (3.69)      (1.46)     (1.27)      (0.47)
                                          --------     -------   --------   ----------
Net asset value, end of period..........   $13.06      $15.52    $ 14.83      $11.71
                                          --------     -------   --------   ----------
                                          --------     -------   --------   ----------

Total investment return (c).............     9.81%(b)   14.72%     39.38%       6.54%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $3,005      $3,719    $15,298      $1,463
Ratio of net investment income to
 average net assets.....................    11.22%(a)    7.74%      9.87%      12.20%(a)
Ratio of operating expenses to average
 net assets:
  With expense reductions (Note 1)......     1.33%(a)    1.18%      1.34%       1.40%(a)
  Without expense reductions............     1.33%(a)    1.23%      1.34%       1.40%
Ratio of interest expense to average net
 assets.................................     0.01%(a)     N/A       0.04%        N/A
Portfolio turnover rate++...............      222%(a)     214%       290%        213%(a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the period.
  * Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements. Without such a payment net investment income would have been $0.63, $0.58 and $0.66 per share for Class A, B and Advisor, respectively.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                      F25

                            AIM GLOBAL INCOME FUNDS
                       (FORMERLY GT GLOBAL INCOME FUNDS)

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                         Strategic Income Fund
                                            --------------------------------------------------------------------------------
                                                                                Class A
                                            --------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                             Year ended October 31,
                                            APRIL 30,      -----------------------------------------------------------------
                                             1998(d)         1997         1996(d)       1995(d)        1994         1993(d)
                                            ----------     ---------     ---------     ---------     ---------     ---------
Per Share Operating Performance:
Net asset value, beginning of period....    $  12.00       $  11.76      $  10.32      $  10.88      $  13.61      $  11.25
                                            ----------     ---------     ---------     ---------     ---------     ---------
Income from investment operations:
  Net investment income.................        0.52*          0.74          0.89          0.97          0.79          0.96
  Net realized and unrealized gain
   (loss) on investments................        0.19           0.34          1.44         (0.69)        (2.14)         2.85
                                            ----------     ---------     ---------     ---------     ---------     ---------
    Net increase (decrease) from
     investment operations..............        0.71           1.08          2.33          0.28         (1.35)         3.81
                                            ----------     ---------     ---------     ---------     ---------     ---------
Distributions to shareholders:
  From net investment income............       (0.42)         (0.78)        (0.82)        (0.80)        (0.79)        (0.96)
  From net realized gain on
   investments..........................          --             --            --            --         (0.38)        (0.37)
  In excess of net investment income....          --          (0.06)        (0.07)           --            --            --
  Return of capital.....................          --             --            --         (0.04)        (0.21)           --
  From sources other than net investment
   income...............................          --             --            --            --            --         (0.12)
                                            ----------     ---------     ---------     ---------     ---------     ---------
    Total distributions.................       (0.42)         (0.84)        (0.89)        (0.84)        (1.38)        (1.45)
                                            ----------     ---------     ---------     ---------     ---------     ---------
Net asset value, end of period..........    $  12.29       $  12.00      $  11.76      $  10.32      $  10.88      $  13.61
                                            ----------     ---------     ---------     ---------     ---------     ---------
                                            ----------     ---------     ---------     ---------     ---------     ---------

Total investment return (c).............        5.92%(b)       9.40%        23.00%         3.06%       (10.44)%        37.0%
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $131,367       $138,715      $185,126      $188,165      $275,241      $287,870
Ratio of net investment income to
 average net assets.....................        7.78%(a)       6.18%         8.09%         9.64%         6.74%          7.2%
Ratio of operating expenses to average
 net assets:
  With expense reductions (Note 1)......        1.46%(a)       1.35%         1.38%         1.42%         1.40%          1.7%
  Without expense reductions............        1.46%(a)       1.44%         1.40%         1.45%          N/A           N/A
Ratio of interest expense to average net
 assets.................................        0.01%(a)        N/A           N/A           N/A          0.10%          N/A
Portfolio turnover rate++...............         244%(a)        149%          177%          238%          583%          310%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements. Without such a payment net investment income would have been $0.41, $0.37 and $0.44 per share for Class A, B and Advisor, respectively.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                      F26

                            AIM GLOBAL INCOME FUNDS
                       (FORMERLY GT GLOBAL INCOME FUNDS)

                         FINANCIAL HIGHLIGHTS  (cont'd)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                         Strategic Income Fund
                                            --------------------------------------------------------------------------------
                                                                                Class B
                                            --------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                             Year ended October 31,
                                            APRIL 30,      -----------------------------------------------------------------
                                             1998(d)         1997         1996(d)       1995(d)        1994         1993(d)
                                            ----------     ---------     ---------     ---------     ---------     ---------
Per Share Operating Performance:
Net asset value, beginning of period....    $  12.01       $  11.77      $  10.33      $  10.88      $  13.60      $  11.24
                                            ----------     ---------     ---------     ---------     ---------     ---------
Income from investment operations:
  Net investment income.................        0.48*          0.67          0.82          0.91          0.73          0.89
  Net realized and unrealized gain
   (loss) on investments................        0.19           0.33          1.44         (0.69)        (2.14)         2.85
                                            ----------     ---------     ---------     ---------     ---------     ---------
    Net increase (decrease) from
     investment operations..............        0.67           1.00          2.26          0.22         (1.41)         3.74
                                            ----------     ---------     ---------     ---------     ---------     ---------
Distributions to shareholders:
  From net investment income............       (0.38)         (0.71)        (0.75)        (0.73)        (0.72)        (0.89)
  From net realized gain on
   investments..........................          --             --            --            --         (0.38)        (0.37)
  In excess of net investment income....          --          (0.05)        (0.07)           --            --            --
  Return of capital.....................          --             --            --         (0.04)        (0.21)           --
  From sources other than net investment
   income...............................          --             --            --            --            --         (0.12)
                                            ----------     ---------     ---------     ---------     ---------     ---------
    Total distributions.................       (0.38)         (0.76)        (0.82)        (0.77)        (1.31)        (1.38)
                                            ----------     ---------     ---------     ---------     ---------     ---------
Net asset value, end of period..........    $  12.30       $  12.01      $  11.77      $  10.33      $  10.88      $  13.60
                                            ----------     ---------     ---------     ---------     ---------     ---------
                                            ----------     ---------     ---------     ---------     ---------     ---------

Total investment return (c).............        5.58%(b)       8.70%        22.15%         2.48%       (11.02)%        36.2%
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $254,225       $281,376      $333,178      $357,852      $458,550      $310,431
Ratio of net investment income to
 average net assets.....................        7.13%(a)       5.53%         7.44%         8.99%         6.09%          6.5%
Ratio of operating expenses to average
 net assets:
  With expense reductions (Note 1)......        2.11%(a)       2.00%         2.03%         2.07%         2.05%          2.4%
  Without expense reductions............        2.11%(a)       2.09%         2.05%         2.10%          N/A           N/A
Ratio of interest expense to average net
 assets.................................        0.01%(a)        N/A           N/A           N/A          0.10%          N/A
Portfolio turnover rate++...............         244%(a)        149%          177%          238%          583%          310%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements. Without such a payment net investment income would have been $0.41, $0.37 and $0.44 per share for Class A, B and Advisor, respectively.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                      F27

                            AIM GLOBAL INCOME FUNDS
                       (FORMERLY GT GLOBAL INCOME FUNDS)

                         FINANCIAL HIGHLIGHTS  (cont'd)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                            Strategic Income Fund
                                            -----------------------------------------------------
                                                               Advisor Class+
                                            -----------------------------------------------------
                                            SIX MONTHS          Year Ended           June 1, 1995
                                              ENDED             October 31,               to
                                            APRIL 30,      ---------------------     October 31,
                                             1998(d)         1997       1996(d)        1995(d)
                                            ----------     --------     --------     ------------
Per Share Operating Performance:
Net asset value, beginning of period....     $ 12.02       $ 11.77      $ 10.33        $ 10.32
                                            ----------     --------     --------     ------------
Income from investment operations:
  Net investment income.................        0.55*         0.79         0.93           0.41
  Net realized and unrealized gain
   (loss) on investments................        0.18          0.34         1.44          (0.04)
                                            ----------     --------     --------     ------------
    Net increase (decrease) from
     investment operations..............        0.73          1.13         2.37           0.37
                                            ----------     --------     --------     ------------
Distributions to shareholders:
  From net investment income............       (0.44)        (0.82)       (0.86)         (0.34)
  From net realized gain on
   investments..........................          --            --           --             --
  In excess of net investment income....          --         (0.06)       (0.07)            --
  Return of capital.....................          --            --           --          (0.02)
  From sources other than net investment
   income...............................          --            --           --             --
                                            ----------     --------     --------     ------------
    Total distributions.................       (0.44)        (0.88)       (0.93)         (0.36)
                                            ----------     --------     --------     ------------
Net asset value, end of period..........     $ 12.31       $ 12.02      $ 11.77        $ 10.33
                                            ----------     --------     --------     ------------
                                            ----------     --------     --------     ------------

Total investment return (c).............        6.09%(b)      9.86%       23.39%          3.72% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....     $   777       $   533      $   479        $   443
Ratio of net investment income to
 average net assets.....................        8.13%(a)      6.53%        8.44%          9.99% (a)
Ratio of operating expenses to average
 net assets:
  With expense reductions (Note 1)......        1.11%(a)      1.00%        1.03%          1.07% (a)
  Without expense reductions............        1.11%(a)      1.09%        1.05%          1.10% (a)
Ratio of interest expense to average net
 assets.................................        0.01%(a)       N/A          N/A            N/A
Portfolio turnover rate++...............         244%(a)       149%         177%           238%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements. Without such a payment net investment income would have been $0.41, $0.37 and $0.44 per share for Class A, B and Advisor, respectively.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                      F28

                            AIM GLOBAL INCOME FUNDS
                       (FORMERLY GT GLOBAL INCOME FUNDS)

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                 April 30, 1998

--------------------------------------------------------------------------------

The following Notes to Financial Statements are for the period ending April 30, 1998, and unless otherwise indicated, reflect facts as of that date. Please see "Note 6 -- Subsequent Events" for a discussion of certain changes which took place after April 30, 1998.

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 6)
GT Global Government Income Fund, GT Global High Income Fund and GT Global Strategic Income Fund ("Funds") are non-diversified separate series of GT Investment Funds, Inc. ("Company"). Effective June 1, 1998, the Company was renamed AIM Investment Funds, Inc. and these separate series were renamed as follows: AIM Global Government Income Fund, AIM Global High Income Fund and AIM Strategic Income Fund, respectively. Collectively, these Funds are now known as the "AIM Global Income Funds." The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The GT Global High Income Fund invests substantially all of its investable assets in Global High Income Portfolio ("Portfolio"). The Portfolio is organized as a New York Trust and is registered under the 1940 Act as a non-diversified, open-end management investment company.

The Portfolio has investment objectives, policies and limitations substantially identical to those of its corresponding Fund. Therefore, the financial statements of the Fund and its respective Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through April 30, 1998, all of the shares of beneficial interest of the Portfolio were owned by either its Fund or Chancellor LGT Asset Management, Inc. (the "Manager"), which has a nominal ($100) investment in the Portfolio.

The Funds offer Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Funds calculate the net asset value of and complete orders to purchase, exchange, or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors or the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors or the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of each Fund and Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Funds or Portfolio (the phrase "Funds or Portfolio" hereinafter refers to the GT Global Government Income Fund, the GT Global Strategic Income Fund, and the Global High Income Portfolio) after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined

                                      F29

                            AIM GLOBAL INCOME FUNDS
                       (FORMERLY GT GLOBAL INCOME FUNDS)

using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

A Fund or Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund's or Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by a Fund or Portfolio, it is the Fund's or Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund or Portfolio under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by a Fund or Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Fund or Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's or Portfolio's "Statement of Assets and Liabilities." A Fund or Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. A Fund or Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When a Fund or Portfolio writes a call or put option, an amount equal to the premium received is included in the Fund's or Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on an exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund or Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund or Portfolio can write options only on a covered basis, which, for a call, requires that the Fund or Portfolio hold the underlying security and, for a put, requires the Fund or Portfolio to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Fund or Portfolio may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund or Portfolio for the purchase of a call or put option is included in the Fund's or Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund or Portfolio has purchased expires on the stipulated expiration date, the Fund or Portfolio realizes a loss in the amount of the cost of the option. If the Fund or Portfolio enters into a closing sale transaction, the Fund or Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund or Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund or Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund or Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund or Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract a Fund or Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund or Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund or Portfolio as

                                      F30

                            AIM GLOBAL INCOME FUNDS
                       (FORMERLY GT GLOBAL INCOME FUNDS)

unrealized gains or losses. When the contract is closed, the Fund or Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund or Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. A Fund or Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SWAP CONTRACTS AND OTHER DERIVATIVE INSTRUMENTS
Swap contracts involve the exchange by a Fund or Portfolio with a counterparty of respective commitments to pay or receive, fixed or floating rates with respect to a notional amount. A Fund or Portfolio may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing the portfolio's duration or to protect against any increase in the price of securities the Fund or Portfolio anticipates purchasing at a later date. A Fund or Portfolio may be exposed to risk if a counterparty is unable to meet the terms of the contract, the value of the contract changes unfavorably, or the change in value of the underlying securities, indexes or similar reference item does not correlate to the change in the value of the contracts.
(H) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out-basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. A Fund or Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund or Portfolio to subsequently invest at less advantageous prices.

(I) PORTFOLIO SECURITIES LOANED
At April 30, 1998, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the Funds:

                                                   APRIL 30, 1998             PERIOD ENDED
                                          --------------------------------   APRIL 30, 1998
                                          AGGREGATE VALUE        CASH        --------------
                                              ON LOAN         COLLATERAL     FEES RECEIVED
                                          ---------------   --------------   --------------
GT Global Government Income Fund........   $  5,105,020      $  7,410,000       $313,851
Global High Income Portfolio............   $ 41,346,275      $ 44,614,120       $662,637
GT Global Strategic Income Fund.........   $ 23,358,514      $ 25,208,069       $677,327

For international securities, cash collateral is received by a Fund or Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by a Fund or Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(J) TAXES
It is the intended policy of the Funds and Portfolios to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Funds and Portfolios to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The GT Global Government Income Fund has a capital loss carryforward of $139,369,056 of which $123,623,470 expires in 2002, and $15,745,586 expires in 2003. The GT Global
Strategic Income Fund has a capital loss carryforward of $65,749,433 which expires in 2003.

(K) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds or Portfolio and timing differences.

(L) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the GT Global High Income Fund and the Portfolio in connection with their organization, their initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $149,100 and $25,000, respectively. These expenses are being amortized on a straightline basis over a five-year period.

(M) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's or Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

                                      F31

                            AIM GLOBAL INCOME FUNDS
                       (FORMERLY GT GLOBAL INCOME FUNDS)

(N) INDEXED SECURITIES
A Fund or Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(O) RESTRICTED SECURITIES
A Fund or Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Fund's or Portfolio's Portfolio of Investments.

(P) LINE OF CREDIT
Each of the Funds, along with certain other funds ("Funds") advised and/or administered by the Manager, has a line of credit with BankBoston. GT Global Government Income Fund, along with certain other funds ("GT Funds") advised and/or administered by the Manager, has a line of credit with State Street Bank & Trust Company. The arrangements with the banks allow all specified funds and the GT Funds to borrow an aggregate maximum amount of $250,000,000. Each of these funds is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On April 30, 1998, GT Global Government Income Fund and GT Global Strategic Income Fund had $21,178,000 and $1,000,000, respectively, in loans outstanding.

For the period ended April 30, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for GT Global Government Income Fund, GT Global High Income Fund, and GT Global Strategic Income Fund was $14,452,819, $5,000,000 and $4,538,462 respectively, with a weighted average interest rate of 6.34%, 6.24% and 6.24%, respectively. Interest expense for the GT Global Government Income Fund, GT Global High Income Fund and GT Global Strategic Income Fund for the period ended April 30, 1998 was $394,370, $15,597 and $10,231, respectively. Other interest expense charges amounted to $31,586, $1,685, and $1,124, respectively.

(Q) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
A Fund or Portfolio may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund or Portfolio will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund or Portfolio has set aside sufficient cash or liquid securities as collateral for these purchase commitments.

2. RELATED PARTIES (SEE ALSO NOTE 6)
For the period ended April 30, 1998, Chancellor LGT Asset Management, Inc. was the Funds' and Portfolios' investment manager and administrator. The GT Global Government Income Fund and GT Global Strategic Income Fund each pays the Manager investment management and administration fees at the annualized rate of 0.725% on the first $500 million of the average daily net assets of the Fund; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% on amounts thereafter. The GT Global High Income Fund pays administration fees to the Manager at the annualized rate of 0.25% of its average daily net assets. These fees are computed daily and paid monthly.

The Global High Income Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.475% on the first $500 million of average daily net assets of the Portfolio; 0.45% on the next $1 billion; 0.425% on the next $1 billion; and 0.40% on amounts thereafter, plus 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles, adjusted daily for currency revaluations, on a mark to market basis, of the Portfolio's assets; provided, however, that during any fiscal year this amount shall not exceed 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles. These fees are computed daily and paid monthly.

For the period ended April 30, 1998, GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Funds' distributor. The Funds offer Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Funds' current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended April 30, 1998, GT Global retained the following sales charges: $1,501 for the GT Global Government Income Fund, $30,238 for the GT Global High Income Fund, and $13,334 for the GT Global Strategic Income Fund. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Funds' current prospectus. GT Global collected CDSCs for the period ended April 30, 1998, as follows: $1,119 for the GT Global Strategic Income Fund. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Funds' current prospectus. For the period ended April 30, 1998, GT Global collected CDSCs in the amount of: $443,566 for the GT Global Government Income Fund, $520,304 for the GT Global High Income Fund, and $815,729 for the GT Global Strategic Income Fund. In addition, GT Global makes

                                      F32

                            AIM GLOBAL INCOME FUNDS
                       (FORMERLY GT GLOBAL INCOME FUNDS)

ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to the then effective separate distribution plans adopted under 1940 Act Rule 12b-1 by the Company's Board of Directors with respect to the Funds' Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), a Fund reimbursed GT Global for a portion of its shareholder servicing and distributions expenses. Under that Class A Plan, a Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended April 30, 1998, pursuant to that Fund's Class B Plan, a Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

The Manager and GT Global voluntarily undertook to limit each GT Global Government Income Fund, GT Global High Income Fund and GT Global Strategic Income Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 1.75%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and LGT and GT Global, is the transfer agent of the Funds. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Funds and Portfolio. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of a Fund or Portfolio's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to each Fund's average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director. Each Portfolio pays each of its Trustees who is not an employee, officer, or director of the Manager, GT Global or GT Services $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustees.

3. PURCHASES AND SALES OF SECURITIES
The following summarizes purchases and sales of investment securities, other than short-term investments, by each Fund or Portfolio for the period ended April 30, 1998:

                       PURCHASES AND SALES OF SECURITIES

                                                           PURCHASES
                                          --------------------------------------------
                                             U.S. GOVERNMENT AND
PORTFOLIO                                    GOVERNMENT AGENCIES       OTHER ISSUES
----------------------------------------  -------------------------  -----------------
GT Global Government Income Fund........     $       133,735,073     $     128,648,284
Global High Income Portfolio............                      --           379,500,657
GT Global Strategic Income Fund.........             187,793,767           270,132,637

                                                             SALES
                                          --------------------------------------------
                                             U.S. GOVERNMENT AND
PORTFOLIO                                    GOVERNMENT AGENCIES       OTHER ISSUES
----------------------------------------  -------------------------  -----------------
GT Global Government Income Fund........     $       139,465,563     $     124,729,282
Global High Income Portfolio............              27,908,116           343,049,255
GT Global Strategic Income Fund.........             189,918,004           288,987,174

                                      F33

                            AIM GLOBAL INCOME FUNDS
                       (FORMERLY GT GLOBAL INCOME FUNDS)

4. CAPITAL SHARES
At April 30, 1998, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the GT Global Telecommunications Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Developing Markets Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Company and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

GT GLOBAL GOVERNMENT INCOME FUND

                                                   SIX MONTHS ENDED
                                                    APRIL 30, 1998                         YEAR ENDED
                                                      (UNAUDITED)                       OCTOBER 31, 1997
                                          -----------------------------------  -----------------------------------
CLASS A                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................       49,640,287  $      429,719,475       48,767,558  $      419,503,866
Shares issued in connection with
  reinvestment of distributions.........          287,743           2,491,642          741,916           6,372,599
                                          ---------------  ------------------  ---------------  ------------------
                                               49,928,030         432,211,117       49,509,474         425,876,465
Shares repurchased......................      (52,874,140)       (457,771,262)     (59,180,268)       (509,133,563)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (2,946,110) $      (25,560,145)      (9,670,794) $      (83,257,098)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------


CLASS B
----------------------------------------
Shares sold.............................       17,961,751  $      155,476,178       27,713,479  $      237,734,254
Shares issued in connection with
  reinvestment of distributions.........          177,734           1,539,092          452,575           3,886,536
                                          ---------------  ------------------  ---------------  ------------------
                                               18,139,485         157,015,270       28,166,054         241,620,790
Shares repurchased......................      (21,223,134)       (183,485,262)     (32,406,087)       (278,645,805)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (3,083,649) $      (26,469,992)      (4,240,033) $      (37,025,015)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

ADVISOR CLASS
----------------------------------------
Shares sold.............................          306,611  $        2,655,164            4,551  $           38,769
Shares issued in connection with
  reinvestment of distributions.........            1,290              11,183              680               5,804
                                          ---------------  ------------------  ---------------  ------------------
                                                  307,901           2,666,347            5,231              44,573
Shares repurchased......................         (298,911)         (2,576,573)          (1,717)            (14,773)
                                          ---------------  ------------------  ---------------  ------------------
Net increase............................            8,990  $           89,774            3,514  $           29,800
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

                                      F34

                            AIM GLOBAL INCOME FUNDS
                       (FORMERLY GT GLOBAL INCOME FUNDS)

GT GLOBAL HIGH INCOME FUND

                                                 SIX MONTHS ENDED                      YEAR ENDED
                                                  APRIL 30, 1998                    OCTOBER 31, 1997
                                          -------------------------------  -----------------------------------
CLASS A                                      SHARES           AMOUNT           SHARES             AMOUNT
----------------------------------------  -------------  ----------------  ---------------  ------------------
Shares sold.............................      4,475,750  $     60,464,937       17,142,418  $      272,139,950
Shares issued in connection with
  reinvestment of distributions.........      1,842,696        23,121,404          574,707           9,164,383
                                          -------------  ----------------  ---------------  ------------------
                                              6,318,446        83,586,341       17,717,125         281,304,333
Shares repurchased......................     (4,970,234)      (66,962,848)     (21,118,898)       (335,756,037)
                                          -------------  ----------------  ---------------  ------------------
Net increase (decrease).................      1,348,212  $     16,623,493       (3,401,773) $      (54,451,704)
                                          -------------  ----------------  ---------------  ------------------
                                          -------------  ----------------  ---------------  ------------------


CLASS B
----------------------------------------
Shares sold.............................      3,832,158  $     51,750,586       13,848,218  $      221,702,040
Shares issued in connection with
  reinvestment of distributions.........      2,557,448        32,030,312          721,148          11,494,889
                                          -------------  ----------------  ---------------  ------------------
                                              6,389,606        83,780,898       14,569,366         233,196,929
Shares repurchased......................     (4,198,490)      (57,090,112)     (16,813,796)       (270,094,630)
                                          -------------  ----------------  ---------------  ------------------
Net increase (decrease).................      2,191,116  $     26,690,786       (2,244,430) $      (36,897,701)
                                          -------------  ----------------  ---------------  ------------------
                                          -------------  ----------------  ---------------  ------------------

ADVISOR CLASS
----------------------------------------
Shares sold.............................        422,054  $      5,476,786        2,868,282  $       45,874,009
Shares issued in connection with
  reinvestment of distributions.........         64,250           805,629           72,440           1,148,368
                                          -------------  ----------------  ---------------  ------------------
                                                486,304         6,282,415        2,940,722          47,022,377
Shares repurchased......................       (495,918)       (6,494,421)      (3,732,584)        (60,007,579)
                                          -------------  ----------------  ---------------  ------------------
Net decrease............................         (9,614) $       (212,006)        (791,862) $      (12,985,202)
                                          -------------  ----------------  ---------------  ------------------
                                          -------------  ----------------  ---------------  ------------------

GT GLOBAL STRATEGIC INCOME FUND

                                                   SIX MONTHS ENDED                        YEAR ENDED
                                                    APRIL 30, 1998                      OCTOBER 31, 1997
                                          -----------------------------------  -----------------------------------
CLASS A                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................        5,949,616  $       72,536,998       13,750,221  $      167,009,888
Shares issued in connection with
  reinvestment of distributions.........          262,369           3,187,409          615,860           7,488,021
                                          ---------------  ------------------  ---------------  ------------------
                                                6,211,985          75,724,407       14,366,081         174,497,909
Shares repurchased......................       (7,078,583)        (86,175,022)     (18,557,237)       (225,311,673)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................         (866,598) $      (10,450,615)      (4,191,156) $      (50,813,764)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------


CLASS B
----------------------------------------
Shares sold.............................        2,051,347  $       24,855,354       11,499,580  $      140,731,511
Shares issued in connection with
  reinvestment of distributions.........          390,707           4,751,410          896,610          10,918,610
                                          ---------------  ------------------  ---------------  ------------------
                                                2,442,054          29,606,764       12,396,190         151,650,121
Shares repurchased......................       (5,194,373)        (63,078,359)     (17,287,235)       (211,600,543)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (2,752,319) $      (33,471,595)      (4,891,045) $      (59,950,422)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

ADVISOR CLASS
----------------------------------------
Shares sold.............................          304,802  $        3,731,180          712,165  $        8,839,212
Shares issued in connection with
  reinvestment of distributions.........            2,226              27,114            3,581              43,784
                                          ---------------  ------------------  ---------------  ------------------
                                                  307,028           3,758,294          715,746           8,882,996
Shares repurchased......................         (288,256)         (3,552,960)        (712,116)         (8,911,324)
                                          ---------------  ------------------  ---------------  ------------------
Net increase (decrease).................           18,772  $          205,334            3,630  $          (28,328)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

                                      F35

                            AIM GLOBAL INCOME FUNDS
                       (FORMERLY GT GLOBAL INCOME FUNDS)

5. WRITTEN OPTIONS:
The GT Global Government Income Fund's written options contract activity for the six months ended April 30, 1998 was as follows:

                      COVERED CALL AND PUT OPTIONS WRITTEN

                                          UNDERLYING
                                            NOMINAL
                                           AMOUNT IN
GT GLOBAL GOVERNMENT INCOME FUND              USD      PREMIUMS
----------------------------------------  -----------  ---------
Options outstanding at October 31,
  1997..................................  $4,840,000   $  44,673
Options written.........................  35,488,342     182,826
Options cancelled in closing purchase
  transactions..........................          --          --
Options expired prior to exercise.......  (40,328,342)  (227,499)
Options exercised.......................          --          --
                                          -----------  ---------
Options outstanding at April 30, 1998...  $       --   $      --
                                          -----------  ---------
                                          -----------  ---------

6. SUBSEQUENT EVENTS
On May 29, 1998, Liechtenstein Global Trust ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc. and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. In connection with this transaction, A I M Advisors, Inc. ("AIM"), an indirect wholly-owned subsidiary of AMVESCAP PLC, became the investment adviser and administrator of the Funds and INVESCO (NY), Inc. became the sub-adviser and sub-administrator of the Funds. In addition, A I M Distributors, Inc. replaced GT Global, Inc. as the Fund's principal underwriter and the Funds became subject to compensation-type Rule 12b-1 plans of distribution, which replaced the Funds' former reimbursement-type Rule 12b-1 plans of distribution. All of the changes became effective as of the close of business on May 29, 1998.

                                      F36

AIM GLOBAL INCOME FUNDS

AIM/GT FUNDS

AIM Distributors offers a broad range of funds to complement many investors' portfolios. For more information and a prospectus on any of the Funds listed below, please contact your Financial Adviser or call 1-800-824-1580. The prospectus contains more complete information, including charges, expenses and risks. Investors should read the prospectus carefully before investing.

EQUITY FUNDS

AIM NEW DIMENSION FUND
(FORMERLY GT GLOBAL NEW DIMENSION FUND)
Captures global growth opportunities by investing directly in the six global theme funds

AIM WORLDWIDE GROWTH FUND
(FORMERLY GT GLOBAL WORLDWIDE GROWTH FUND)
Invests around the world, including the U.S.

AIM INTERNATIONAL GROWTH FUND
(FORMERLY GT GLOBAL INTERNATIONAL GROWTH FUND)
Offers portfolio diversity by investing outside the U.S.

AIM EMERGING MARKETS FUND
(FORMERLY GT GLOBAL EMERGING MARKETS FUND)
Provides access to the growth potential of developing economies

AIM DEVELOPING MARKETS FUND
(FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)
Invests in debt and equity securities of developing market issuers

AIM NEW PACIFIC GROWTH FUND
(FORMERLY GT GLOBAL NEW PACIFIC GROWTH FUND)
Offers access to emerging and established markets of the Pacific Rim, excluding Japan

AIM JAPAN GROWTH FUND
(FORMERLY GT GLOBAL JAPAN GROWTH FUND)
Provides U.S. investors with access to the Japanese market

AIM EUROPE GROWTH FUND
(FORMERLY GT GLOBAL EUROPE GROWTH FUND)
Focuses on investment opportunities in Europe

AIM LATIN AMERICAN GROWTH FUND
(FORMERLY GT GLOBAL LATIN AMERICAN GROWTH FUND)
Invests in the emerging markets of Latin America

AIM SMALL CAP EQUITY FUND
(FORMERLY GT GLOBAL AMERICA SMALL CAP GROWTH FUND)
Invests in  equity securities of small U.S. companies

AIM MID CAP GROWTH FUND
(FORMERLY GT GLOBAL MID CAP GROWTH FUND)
Concentrates on medium-sized companies in the U.S.

AIM AMERICA VALUE FUND
(FORMERLY GT GLOBAL AMERICA VALUE FUND)
Looks for equity securities of large cap U.S. companies believed to be undervalued


GROWTH & INCOME FUND

AIM GLOBAL GROWTH & INCOME FUND
(FORMERLY GT GLOBAL GROWTH & INCOME FUND)
Invests in blue-chip stocks and government securities from around the world


INCOME FUNDS

AIM GLOBAL GOVERNMENT INCOME FUND
(FORMERLY GT GLOBAL GOVERNMENT INCOME FUND)
Seeks to earn monthly income from global government securities

AIM STRATEGIC INCOME FUND
(FORMERLY GT GLOBAL STRATEGIC INCOME FUND)
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

AIM GLOBAL HIGH INCOME FUND
(FORMERLY GT GLOBAL HIGH INCOME FUND)
Invests in debt securities of emerging markets

AIM FLOATING RATE FUND
(FORMERLY GT GLOBAL FLOATING RATE FUND)
Invests primarily in senior secured floating rate loans with the potential to achieve a high level of current income

AIM DOLLAR FUND
(FORMERLY GT GLOBAL DOLLAR FUND)
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital


THEME FUNDS

AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
(FORMERLY GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND)
Focuses on the worldwide opportunities resulting from the demand for consumer products and services

AIM GLOBAL FINANCIAL SERVICES FUND
(FORMERLY GT GLOBAL FINANCIAL SERVICES FUND)
Focuses on the worldwide opportunities stemming from the demand for financial services and products

AIM GLOBAL HEALTH CARE FUND
(FORMERLY GT GLOBAL HEALTH CARE FUND)
Invests in growing health care industries worldwide

AIM GLOBAL INFRASTRUCTURE FUND
(FORMERLY GT GLOBAL INFRASTRUCTURE FUND)
Invests in companies that build, improve or maintain a country's infrastructure

AIM GLOBAL RESOURCES FUND
(FORMERLY GT GLOBAL NATURAL RESOURCES FUND)
Concentrates on companies that own, explore or develop natural resources

AIM GLOBAL TELECOMMUNICATIONS FUND
(FORMERLY GT GLOBAL TELECOMMUNICATIONS FUND)
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment


This report must be accompanied or preceded by a current prospectus.

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AIM Distributors, Inc.
Fifty California Street
27th Floor
San Francisco, CA
94111-4624



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